SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ]  Preliminary Proxy Statement
[  ]  Confidential,  for  Use of the  Commission  Only  (as  permitted  by Rule
      14a-6(e)(2))
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Under Rule 14a-12


                              THE WORLD FUNDS, INC.

               (Name of Registrant as Specified In Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)   Title of each class of securities to which transaction applies:

      2)   Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)   Proposed maximum aggregate value of transaction:

      5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

      2) Form, Schedule or Registration Statement No.:

      3) Filing Party:

      4) Date Filed:

----------------------------------------------------------------------
NOTICE:  PLEASE COMPLETE THE ENCLOSED PROXY BALLOT AND RETURN IT AS
SOON AS POSSIBLE. FOR YOUR CONVENIENCE YOU MAY VOTE BY MAIL, BY CALLING THE TOLL-FREE TELEPHONE NUMBER PRINTED ON YOUR PROXY BALLOT, OR VIA THE INTERNET AT THE WEBSITE ADDRESS PRINTED ON YOUR PROXY BALLOT.
----------------------------------------------------------------------


                              THE WORLD FUNDS, INC.
                   EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
                       EPOCH INTERNATIONAL SMALL CAP FUND
                         EPOCH U.S. ALL CAP EQUITY FUND
                        EPOCH U.S. LARGE CAP EQUITY FUND
                               (THE "EPOCH FUNDS")

                       8730 STONY POINT PARKWAY, SUITE 205
                            RICHMOND, VIRGINIA 23235

                                                              September 24, 2009

Dear Shareholder:

We are seeking approval of a proposed reorganization (each, a "Reorganization" and collectively, the "Reorganizations") of your Epoch Fund into a corresponding MainStay Funds Trust Fund (each, an "Acquiring Fund" and collectively, the "Acquiring Funds"), as shown in the chart below.


    EPOCH FUND                 CORRESPONDING ACQUIRING FUND
 Epoch Global Equity          MainStay Epoch Global Equity
Shareholder Yield Fund        Yield Fund
Epoch International Small     MainStay Epoch International
   Cap Fund                   Small Cap Fund
Epoch U.S. All Cap Equity     MainStay Epoch Global Choice
Fund                          Fund
Epoch U.S. Large Cap Equity   MainStay Epoch U.S. Equity Fund
Fund


The Board of Directors of the The World Funds, Inc. (the "Board") has unanimously approved each Reorganization; however, shareholder approval is required to proceed. The Board believes that the proposal is in the best interests of shareholders, and recommends that you vote in favor of the proposal.


The Proposed Reorganizations

Each Epoch Fund is currently a series of The World Funds, Inc. (the "Company") and is advised by Epoch Investment Partners, Inc. ("Epoch"). On July 7, 2009, the Board approved an Agreement and Plan of Reorganization with respect to the Reorganization of each Epoch Fund. The proposed Reorganizations arise out of the recent agreement (the "Agreement") between New York Life Investment Management LLC ("New York Life Investments") and Epoch that provides, among other things, for both parties to support a reorganization of the Epoch Funds into the Acquiring Funds. Epoch will continue its investment management responsibilities for the Acquiring Funds under a new sub-advisory agreement with New York Life Investments. New York Life Investments will assume the distribution and administrative responsibilities of the Acquiring Funds. By reorganizing the Epoch Funds into the Acquiring Funds, the Epoch Funds expect to achieve a significantly increased distribution network for the Epoch Funds, a broader product array with the MainStay Group of Funds of 49 retail mutual funds and $21 billion in assets under management, and increased operational and administrative efficiencies. Accordingly, we believe the Reorganizations to be in the best interests of the Epoch Funds' shareholders.


In the Reorganizations, each Epoch Fund will transfer all of its assets and liabilities to its corresponding Acquiring Fund. You will receive shares of a comparable class of the corresponding Acquiring Fund equal in value to the shares that you currently hold. As described in more detail in the accompanying Proxy Statement, three of the four new Acquiring Funds will have an investment objective, principal strategies and associated risks that are substantially similar to the corresponding Epoch Fund. The fourth Acquiring Fund, the MainStay Epoch Global Choice Fund, will have the same investment objective as the corresponding Epoch Fund, the Epoch U.S. All Cap Equity Fund, while shifting its principal strategies and associated risks from domestic equities to global equities. Each Reorganization is expected to be a tax-free transaction for U.S. federal income tax purposes.

In addition, New York Life Investments and Epoch have agreed to bear all expenses of the Reorganizations, other than brokerage costs. It is anticipated that after the closing of the Reorganizations, the Epoch U.S. All Cap Equity Fund investments acquired by the MainStay Epoch Global Choice Fund will be repositioned to align with the MainStay Epoch Global Choice Fund's investment strategy. Brokerage costs associated with this repositioning will be borne by the MainStay Epoch Global Choice Fund. With respect to the remaining Reorganizations, the Epoch Funds will bear any brokerage costs incurred, although such costs are not expected to be significant.

Some of the expected benefits of the proposed Reorganizations are:

o The broader product array of the MainStay Group of Funds, and the expanded range of investment options for shareholders.
o The potential greater market presence of the Acquiring Funds into which the Epoch Funds will be reorganized.
o The expected improved operating efficiencies of the Acquiring Funds into which the Epoch Funds will be reorganized.
o The comparable expense and fee structures of the Acquiring Funds into which the Epoch Funds will be reorganized.
o The expected tax-free nature of each Reorganization for U.S. federal income tax purposes.


    The Board of Directors of The World Funds, Inc. unanimously recommends that you vote in favor of your Epoch Fund's Reorganization.


Please read the enclosed proxy materials and consider the information provided. Your vote is very important. We encourage you to complete and mail your proxy ballot promptly. No postage is necessary if you mail it in the United States. Alternatively, you may vote by calling the toll-free number printed on your proxy ballot, or via the Internet at the website address printed on your proxy ballot. If you have any questions about the proxy materials, or the proposed Reorganizations, please call your investment professional, or the Altman Group, the Epoch Funds' proxy solicitation firm, on their proxy information phone number at (866) 796-1291.


                                  Very truly yours,



                                 /s/ John Pasco,III
                                 John Pasco, III
                                 Chairman
                                 The World Funds, Inc.

                   EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
                       EPOCH INTERNATIONAL SMALL CAP FUND
                         EPOCH U.S. ALL CAP EQUITY FUND
                        EPOCH U.S. LARGE CAP EQUITY FUND


                                each, a series of

                              THE WORLD FUNDS, INC.
                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235
                                 (800) 527-9525

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         SCHEDULED FOR OCTOBER 30, 2009


To the Shareholders of the Epoch Funds:

A special meeting of shareholders of each of the Epoch Funds will be held on October 30, 2009, at 10:00 a.m. Eastern time, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, to consider the following:

1. A proposal to approve, with respect to each Epoch Fund, an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the Epoch Fund to a corresponding, newly formed series of the MainStay Funds Trust (the "Acquiring Fund"), in exchange for Class A and Class I shares of the Acquiring Fund; and (b) the distribution of the Class A and Class I shares of the Acquiring Fund pro rata by the Epoch Fund to its Platform Class and Institutional Class shareholders, respectively, in complete liquidation of the Epoch Fund.

   2. Any other business that properly comes before the meeting.

Only shareholders of record as of the close of business on August 28, 2009, are entitled to receive this notice and vote at the meeting. Whether or not you expect to attend the meeting, please complete and return the enclosed proxy ballot (voting instruction card).


                               By Order of the Board of Directors
                               of The World Funds, Inc.


                               /s/ Karen Shupe
                               Karen Shupe
                               Secretary

September 24, 2009

                                 PROXY STATEMENT
                               September 24, 2009

                              THE WORLD FUNDS, INC.
                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235
                                 (800) 527-9525

WHAT IS THIS DOCUMENT AND WHY ARE WE SENDING IT TO YOU?

This document is a proxy statement, and we refer to it as the Proxy. It contains the information that shareholders of four series of The World Funds, Inc. (the "Company"), which we refer to as the "Epoch Funds," should know before voting on the proposal before them, and should be retained for future reference. The newly formed corresponding series of the MainStay Funds Trust (the "Trust") are referred to as the "Acquiring Funds." Sometimes we refer to the Epoch Funds and the Acquiring Funds together as "the Funds." This Proxy and the accompanying materials are being mailed to shareholders on or about September 28, 2009.

HOW WILL THE REORGANIZATIONS WORK?

Each Reorganization will involve three steps:

o the transfer of all the assets and liabilities of each Epoch Fund to its corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund having equivalent value to the net assets transferred;

o the pro rata distribution of shares of a comparable class of the Acquiring Fund to the shareholders of record of the respective Epoch Fund as of the effective date of the Reorganization in full redemption of all shares of the Epoch Fund; and

o     the complete liquidation and termination of each Epoch Fund.

As a result of the Reorganizations, shareholders of each Epoch Fund will hold shares of a comparable class of the corresponding Acquiring Fund, as described in the chart below. The total value of the Acquiring Fund shares that you receive in the Reorganization will be the same as the total value of the shares of the Epoch Fund that you held immediately before the Reorganization. Each Acquiring Fund will be advised by New York Life Investment Management LLC, which we refer to as "New York Life Investments," an indirect wholly-owned subsidiary of New York Life Insurance Company. The day-to-day investment management of the portfolios of each Acquiring Fund will continue to be provided by Epoch Investment Partners, Inc., which we refer to as "Epoch," in a sub-advisory, rather than in an advisory capacity.

------------------------------------------------------
       Epoch Funds              Acquiring Funds
------------------------------------------------------
Epoch Global Equity        MainStay Epoch Global
Shareholder Yield Fund     Equity Yield Fund
    Institutional Shares       Class I Shares
    Platform Shares            Class A Shares
------------------------------------------------------
------------------------------------------------------
Epoch International Small  MainStay Epoch
Cap Fund                   International Small Cap Fund
    Institutional Shares       Clas I Shares
    Platform Shares            Class A Shares

------------------------------------------------------
------------------------------------------------------
Epoch U.S. All Cap Equity  MainStay Epoch Global
Fund                       Choice Fund
    Institutional Shares       Class I Shares
    Platform Shares            Class A Shares
------------------------------------------------------
------------------------------------------------------
Epoch U.S. Large Cap       MainStay Epoch U.S.
Equity Fund                Equity Fund
    Institutional Shares       Class I Shares
    Platform Shares            Class A Shares
------------------------------------------------------

Any Epoch Fund whose shareholders do not approve the Reorganization will not participate in the Reorganization. Any such Epoch Fund will continue its operations beyond the date of the Reorganization, and the Company's Board of Directors (the "Board") will consider what further action, if any, is appropriate.

IS ADDITIONAL INFORMATION ABOUT THE FUNDS AVAILABLE?

Yes, additional information about the Funds is available in the:

o Prospectuses for the Epoch Funds and for the Acquiring Funds (a copy of the Acquiring Funds preliminary prospectus accompanies this Proxy, but is subject to completion, as discussed below);

o     Annual and Semi-Annual Reports to Shareholders of the Epoch Funds; and

o Statements of Additional Information, or SAIs, for the Epoch Funds and a preliminary SAI for the Acquiring Funds.

These documents are on file with the Securities and Exchange Commission (SEC).

A preliminary prospectus for the Acquiring Fund(s), whose shares you would own after the Reorganization, accompanies this Proxy. The information in this preliminary prospectus is not complete and may be changed. An Acquiring Fund may not sell its securities until the registration statement filed with the SEC is effective. The preliminary prospectus is not an offer to sell the Acquired Funds' securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted. The prospectus and the most recent annual and semi-annual reports to shareholders of the Epoch Funds have been previously mailed to shareholders.

Copies of all of these documents are available upon request without charge by writing to or calling:

           MainStay Funds Trust           The World Funds, Inc.
           51 Madison Avenue              8730 Stony Point Parkway, Suite 205
           New York, NY  10010            Richmond, VA  23235
           (800) 624-6782                 (800) 527-9525

You also may view or obtain these documents from the SEC:

      In Person:  At the SEC's Public Reference Room in Washington, D.C.

      By Phone:   1-202-551-8090

      By Mail:    Public Reference Room
                  Securities and Exchange Commission
                  100 F Street, NE
                  Washington, DC 20002
                  (duplicating fee required)

      By Email:   publicinfo@sec.gov
                  (duplicating fee required)

      By Internet:www.sec.gov
                 (`MainStay Funds Trust' for information on the Acquiring Funds) (`The World Funds, Inc.' for information on the Epoch Funds)

                                TABLE OF CONTENTS

                                                                      Page
   THE PROPOSAL: APPROVAL OF THE REORGANIZATION OF THE EPOCH FUNDS.....1
      Summary..........................................................1
      Reasons for the Reorganizations..................................1
      Comparison of Current Fees and Expenses..........................2
      Comparison of Investment Objectives,
        Principal Investment Strategies and Policies...................3
      Common and Specific Principal Risk Considerations................9
      Comparison of Fundamental Investment Restrictions ..............11
      Comparison of Shareholder Services and Procedures...............13
      Comparison of Investment Advisers and Investment Advisory Fees..14
      Comparison of Other Principal Service Providers.................16
      Comparison of Business Structures...............................17
      Terms of the Reorganizations....................................17
      Agreement between Epoch and New York Life Investments...........18
      Board Consideration of the Reorganizations......................18
      Performance.....................................................21
      Material U.S. Federal Income Tax Consequences...................21
      Fees and Expenses of the Reorganizations........................23
      Capitalizations.................................................23
      Information on Voting...........................................24
      Outstanding Shares..............................................26
      Beneficial Ownership of Shares..................................26
      Annual Meetings and Shareholder Meetings........................29

   EXHIBIT A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION...........A-1

   EXHIBIT B: EXPENSE SUMMARIES OF THE EPOCH FUNDS AND
      ACQUIRING FUNDS................................................B-1

   EXHIBIT C: COMPARISON OF MARYLAND CORPORATIONS AND
      DELAWARE STATUTORY TRUSTS......................................C-1

THE PROPOSAL: APPROVAL OF THE REORGANIZATION OF THE EPOCH FUNDS


Summary

You are being asked to approve a proposed reorganization (each, a "Reorganization") of your Epoch Fund into a corresponding Acquiring Fund.

On July 7, 2009, the Board unanimously voted to approve the Reorganizations, subject to approval by shareholders of each Epoch Fund. Each proposed Reorganization arises out of the recent agreement (the "Agreement") between New York Life Investments and Epoch that provides, among other things, for both parties to support a reorganization of the Epoch Funds into the Acquiring Funds. Epoch will continue its investment management responsibilities for the Funds under a new sub-advisory agreement with New York Life Investments. New York Life Investments will assume the distribution and administrative responsibilities of the Acquiring Funds. It is expected that the Reorganization of the Epoch Funds into the Acquiring Funds will achieve a significantly increased distribution network, a broader product array with the MainStay Group of Funds of 49 retail mutual funds and $21 billion in assets under management, greater shareholder service capabilities, and increased operational and administrative efficiencies. In connection with the transactions contemplated by the Agreement, the Board approved the Reorganization of each of the Epoch Funds into a newly created Acquiring Fund. The Epoch Funds called this special shareholders' meeting to allow the shareholders of each Epoch Fund to vote on the proposed Reorganization.

In the Reorganizations, each Epoch Fund will transfer all of its assets to its corresponding Acquiring Fund, which will also assume the liabilities of the Epoch Fund. Upon this transfer of assets and assumption of liabilities, the Acquiring Fund will issue shares to the Epoch Fund, which will be distributed to shareholders in liquidation of the Epoch Fund. Any shares you own of an Epoch Fund at the time of the Reorganization will be cancelled and you will receive shares of a comparable class of the corresponding Acquiring Fund having a value equal to the value of your shares of the Epoch Fund. Each Reorganization is expected to be a tax-free transaction for U.S. federal income tax purposes. If approved by shareholders, the Reorganization is expected to occur on or about November 13, 2009.


Reasons for the Reorganizations

Each Reorganization arises out of Epoch's decision to focus exclusively on the investment management services it provides for the Epoch Funds, and leverage the distribution capabilities of New York Life Investments. Epoch has historically focused its business on providing investment management services to institutional and separately managed accounts and, as a result, does not have an established distribution network designed to best enhance the economic viability of the Epoch Funds. By entering into the Agreement, Epoch sought to align itself with a strategic partner that could provide the Epoch Funds with enhanced distribution capabilities while improving shareholders' experiences by providing broader service capabilities and investment options that come with being shareholders in a large fund family. Subsequently, the Board approved the proposed Reorganization of each Epoch Fund into a corresponding series of the Trust. Based on the information provided to the Board by New York Life Investments and Epoch, the Board concluded that participation in the proposed Reorganizations is in the best interests of each Epoch Fund and its shareholders. In reaching that conclusion, the Board considered, among other things, the following:

1 The decision to retain Epoch as the advisory entity responsible for the day-to-day investment management activities of the Acquiring Funds.
2. The continuity of the investment objectives and principal investment strategies of the Acquiring Funds with those of the Epoch Funds (with the exception of the Epoch U.S. All Cap Equity Fund), and, with respect to the Epoch U.S. All Cap Equity Fund and corresponding MainStay Epoch Global Choice Fund, the comparability of the investment objective and the shift in investment focus from domestic equity securities to global equity securities.
3. The arrangement between New York Life Investments and Epoch, and the potential benefits to both Epoch and the Epoch Funds and their shareholders.
4. The broader product array of the 49 retail mutual funds and $21 billion in assets under management in the MainStay Group of Funds family, and the expanded range of investment options and exchange opportunities available to shareholders.
5. The potential for greater operating efficiencies of the Acquiring Funds into which the Epoch Funds will be reorganized.
6. A comparison of the net and gross operating expense ratios of the Acquiring Funds with those of the Epoch Funds.
7. The expected tax-free nature of each Reorganization for U.S. federal income tax purposes.
8. The undertaking by New York Life Investments and Epoch to bear all of the expenses of the Reorganizations, other than brokerage costs, so that the shareholders of the Epoch Funds will not bear these expenses.

The Board also concluded that the economic interests of the shareholders of the Epoch Funds would not be diluted as a result of the proposed Reorganizations, because, among other things, the number of Acquiring Fund shares to be issued to Epoch Fund shareholders will be calculated based on the respective net asset value of the Funds and the Epoch Funds will not bear any of the costs of the Reorganizations, other than brokerage costs. For a more complete discussion of the factors considered by the Company's Board in approving the Reorganizations, see the section entitled "Board Consideration of the Reorganizations" in this Proxy.

Comparison of Current Fees and Expenses

The following chart describes the fees and expenses associated with holding Epoch Fund and Acquiring Fund shares. In particular, the chart compares the fee and expense information for the Institutional Shares and Class P ("Platform") Shares of each Epoch Fund as of the most recently completed fiscal year ended December 31, 2008 and the pro forma fees and expenses of Class I and Class A shares of each Acquiring Fund following the Reorganization. Pro forma expense ratios shown should not be considered an actual representation of future expenses or performance. Such pro forma expense ratios project anticipated asset and expense levels, but actual ratios may be greater or less than those shown. However, as described in the notes to the tables below, New York Life Investments has agreed to cap expenses for the Acquiring Funds for a period of two years commencing on the date of each Reorganization. For a more detailed breakdown of the specific expenses charged to the Epoch Funds and the Acquiring Funds, and more information about expenses, see Exhibit B.

----------------------------------------------------------------
Epoch Fund/      Total           Acquiring Fund/  Total Expense
Share Class      Expense          Share Class     Ratio
                 Ratio/Contractual                (Estimated)/Contractual
                 Expense                          Expense
                 Limitation                       Limitation
----------------------------------------------------------------
----------------------------------------------------------------
Epoch Global Equity            MainStay Epoch Global Equity
Shareholder Yield Fund         Yield Fund

Institutional
  Shares         0.93%/1.10%*      Class I        0.81% / **
Platform                           Class A        1.06% / **
  Shares         1.18%/1.50%*
----------------------------------------------------------------
----------------------------------------------------------------
Epoch International Small Cap  MainStay Epoch International
Fund                           Small Cap Fund

Institutional
  Shares        1.49%/1.75%*        Class I        1.30% / **
Platform                            Class A        1.55% / **
  Shares        1.74%/1.89%*
----------------------------------------------------------------
Epoch U.S. All Cap Equity Fund MainStay Epoch Global Choice
                               Fund

Institutional
  Shares        1.50%/1.29%*       Class I        1.31% / **
Platform                           Class A        1.56% / **
  Shares        1.75%/1.54%*
----------------------------------------------------------------
----------------------------------------------------------------
Epoch U.S. Large Cap Equity    MainStay Epoch U.S. Equity Fund
Fund

Institutional
  Shares        1.16%/1.09%*       Class I        1.14% / **
Platform                           Class A        1.39% / **
  Shares        1.41%/1.34%*
----------------------------------------------------------------

* Epoch, as the current investment adviser, is obligated to maintain the expense ratio shown above pursuant to a contractual expense limitation arrangement for the Epoch Global Equity Shareholder Yield Fund, Epoch International Small Cap Fund and Epoch U.S. All Cap Equity Fund through November 30, 2009, and for the Epoch U.S. Large Cap Equity Fund through October 9, 2011.

** New York Life Investments has entered into a written expense limitation agreement, under which it has agreed to reimburse expenses of Class A and Class I shares of each Acquiring Fund so that the total ordinary operating expenses for Class A and Class I shares of each Fund do not exceed the total annual operating expenses of the Platform Shares and Institutional Shares of the corresponding Epoch Fund (adjusted to reflect any expense limitation agreements then in effect), respectively, as of the closing date of the Reorganization. This expense limitation agreement will be in effect for a two-year period commencing on the closing date of the Reorganization, unless extended by New York Life Investments and approved by the Acquiring Fund's Board of Trustees. New York Life Investments may recoup the amount of any expense reimbursements from the Acquiring Fund pursuant to this agreement if such action does not cause the Acquiring Fund to exceed existing expense limitations and the recoupment is made within the year in which New York Life Investments incurred the expense.

      The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Acquiring Fund invests.

Comparison  of  Investment  Objectives,  Principal  Investment  Strategies  and
Policies

The investment objectives, strategies, restrictions and portfolio management of the MainStay Epoch Global Equity Yield Fund and the MainStay Epoch International Small Cap Fund will be the same as the corresponding Epoch Fund.

The  investment  objective and portfolio  management of the MainStay  Epoch
U.S. Equity Fund will be the same as the Epoch U.S. Large Cap Equity Fund. The Epoch U.S. Large Cap Equity Fund currently has an investment policy to invest at least 80% of its net assets in equity securities of U.S. companies with large market capitalizations at the time of purchase. Epoch considers large market capitalization companies as those with market capitalizations similar to the companies included in the Russell 1000 Index. After the Reorganization, the MainStay Epoch U.S. Equity Fund will employ a slightly altered investment policy, investing,  under normal circumstances,  at least 80% of its net assets in equity securities of U.S. companies with market capitalizations of $2 billion or greater at the time of purchase.

The investment objective and portfolio management of the MainStay Epoch Global Choice Fund will be the same as the Epoch U.S. All Cap Equity Fund. The Epoch U.S. All Cap Equity Fund currently seeks to achieve its investment objective by investing primarily in a diversified portfolio consisting of equity securities of U.S. companies and has an investment policy to invest at least 80% of its net assets in equity securities of U.S. companies across all market capitalizations. After the Reorganization, the MainStay Epoch Global Choice Fund will seek to achieve its investment objective by investing primarily in a portfolio consisting of equity securities of companies located throughout the world, including the United States, and will have an investment policy to invest, under normal circumstances, at least 80% of its net assets in equity securities of companies throughout the world, including the United States, across all market capitalizations.

The following charts further compare the investment objective(s), principal investment strategies, benchmark indexes and portfolio managers of each Epoch Fund and the corresponding Acquiring Fund. You also can find additional information about a specific Fund's investment objective(s), principal investment strategies and investment policies in its prospectus and SAI. The Acquiring Funds are newly formed and currently do not have any assets. If the Reorganizations are approved, the assets of the Acquiring Funds will be managed in accordance with the following objectives and strategies.

----------------------------------------------------------------------
                   Epoch Global Equity       MainStay Epoch Global
                       Shareholder                   Equity
                        Yield Fund                 Yield Fund
----------------------------------------------------------------------
----------------------------------------------------------------------
Investment      Seek to provide a high     Same.
Objective       level of income.  Capital
                appreciation is a
                secondary investment
                objective.
----------------------------------------------------------------------
----------------------------------------------------------------------
Principal       The Fund will seek to      The Fund seeks to achieve
Investment      achieve its investment     its investment objectives
Strategies      objectives by investing    by generally investing in
                in a diversified           a diversified portfolio
                portfolio consisting       consisting of equity
                primarily of global        securities of companies
                equity securities that     located throughout the
                have a history of          world, including the
                attractive dividend        U.S., that have a history
                yields and positive        of attractive dividend
                growth in free cash flow.  yields and positive
                Under normal               growth in free cash flow.
                circumstances, the Fund    Under normal
                invests at least 80% of    circumstances, the Fund
                its net assets in a        invests at least 80% of
                portfolio of equity        its assets in equity
                securities of dividend     securities of
                paying companies located   dividend-paying
                throughout the world,      companies. The Fund may
                including the United       invest up to 20% of its
                States. This is a          assets in securities
                non-fundamental policy     issued by companies
                and may be changed by the  located in emerging
                Fund upon sixty (60)       markets when the Fund's
                days' prior written        Subadvisor, Epoch,
                notice to shareholders.    believes they represent
                The Fund may invest up to  attractive investment
                20% of its net assets in   opportunities. The Fund
                securities issued by       may invest up to 20% of
                companies   located in     its assets in investment
                emerging   markets when    grade fixed income
                Epoch Investment           securities in U.S. and
                Partners, Inc. (the        international markets.
                "Adviser") believes they   Securities held by the
                represent attractive       Fund may be denominated
                investment                 in both U.S. and non-U.S.
                opportunities.             currencies.  Under normal
                Securities  held by the    market conditions, the
                Fund  may be               Fund will invest a
                denominated  in both       significant amount of its
                U.S. dollars and non-U.S.  assets (at least 40%,
                currencies.                unless the Subadvisor
                                           deems market conditions

                The Fund will invest in    to be unfavorable, in
                global equity investments  which case the Fund will
                across all market          invest at least 30%) in
                capitalizations. The Fund  securities of foreign
                will generally invest in   companies. Generally,
                companies with a market    foreign companies are
                capitalization of $250     companies organized
                million or greater at the  outside the U.S. and that
                time of purchase. The      trade primarily in
                Fund's Adviser desires to  non-U.S. securities
                produce superior risk      markets. The Fund will
                adjusted returns by        normally invest in
                building portfolios of     companies located in at
                businesses with            least three countries
                outstanding risk/reward    outside of the United
                profiles and a focus on    States.
                high "shareholder yield."  The Fund's goal is to
                Shareholder yield refers   produce an efficient
                to the collective          portfolio on a
                financial impact on        risk/return basis with a
                shareholders from the      dividend yield that
                return of free cash flow   exceeds the dividend
                through cash dividends,    yield of the MSCI World
                stock repurchases and      Index.
                debt reduction. By         The MSCI World Index is a
                assembling a diversified   free float-adjusted
                portfolio of securities    market capitalization
                which, in the aggregate,   weighted index that is
                possess a high cash        designed to measure the
                dividend, positive growth  equity market performance
                of free cash flow, share   of 23 developed markets.
                buyback programs and net   The market
                debt reductions,           capitalizations of
                investors should realize   companies in the Index
                an attractive prospective  fluctuate and as of June
                return with inherently     30, 2009, they ranged
                less volatility than the   from $981 million to $341
                global equity market as a  billion.
                whole.

                The Adviser's goal is to
                produce an efficient
                portfolio on a
                risk/return basis with a
                dividend yield that
                exceeds the dividend
                yield of the
                S&P/Citigroup Broad
                Market Index-World Equity
                Index ("BMI World
                Index"). The BMI World
                Index is an unmanaged
                index that reflects the
                stock markets of over 30
                countries and over 9,000
                securities with values
                expressed in U.S. dollars.

----------------------------------------------------------------------
----------------------------------------------------------------------
Benchmark Index MSCI World Index           Same.
----------------------------------------------------------------------
----------------------------------------------------------------------
Portfolio       Eric Sappenfield, William  Same.
Managers        Priest, Michael Welhoelter
----------------------------------------------------------------------


----------------------------------------------------------------------
                Epoch International Small        MainStay Epoch
                         Cap Fund           International Small Cap
                                                      Fund
----------------------------------------------------------------------
----------------------------------------------------------------------
Investment      Seek long-term capital     Same.
Objective       appreciation
----------------------------------------------------------------------
----------------------------------------------------------------------
Principal       The Fund will seek to      The Fund seeks to achieve
Investment      achieve its investment     its investment objective
Strategies      objective by investing in  by investing in a
                a diversified portfolio    diversified portfolio
                consisting primarily of    consisting mostly of
                equity securities.  Under  equity securities of
                normal circumstances, the  companies located outside
                Fund will invest at least  the U.S. Under normal
                80% of its net assets in   circumstances, the Fund
                the equity securities of   will invest at least 80%
                "small capitalization"     of its assets in the
                companies located outside  equity securities of
                of the United States.      "small capitalization"
                This is a non-fundamental  companies located outside
                policy and may be changed  of the U.S. Equity
                by the Fund upon sixty     securities consist of
                (60) days' prior written   common stock, depositary
                notice to shareholders.    receipts, and securities
                Equity securities consist  convertible into common
                of common stock,           stock, such as warrants,
                depositary receipts, and   rights, convertible
                securities convertible     bonds, debentures and
                into common stock, such    convertible preferred
                as warrants, rights,       stocks. Typically, a
                convertible bonds,         company is considered to
                debentures and             be a "small
                convertible preferred      capitalization" company
                stocks. Typically, a       if it has, at the time of
                company is considered to   purchase by the Fund, a
                be a "small                market capitalization
                capitalization" company    that is below $5 billion
                if it has, at the time of  or in the range of the
                purchase by the Fund, a    companies included in the
                market capitalization      MSCI World ex USA Small
                that is in the bottom 25%  Cap Index (which ranged
                of publicly traded         from approximately $26
                companies in each country  million to $4 billion as
                where the Fund invests.    of August 31, 2009). The
                The Fund's investment      Fund will normally invest
                adviser, Epoch Investment  in companies located in
                Partners, Inc. (the        at least three countries
                "Adviser"), expects that   outside of the United
                the average market         States. A company is
                capitalization of the      considered to be located
                companies in the Fund's    in a particular country
                portfolio will be          if it: (i) is organized
                approximately $3 billion   under the laws of the
                (U.S. dollars) at the      country; (ii) has
                time of purchase.          securities which are
                                           principally traded on a
                The Fund will normally     stock exchange in the
                invest in companies        country; (iii) derives at
                located in at least three  least 50% of its revenues
                countries outside of the   from goods produced or
                United States. A company   sold, investments made,
                is considered to be        or services performed in
                located in a particular    the country; or (iv)
                country if it: (i) is      maintains at least 50% of
                organized under the laws   its assets in the
                of the country; (ii) has   country. Although the
                securities which are       Fund is not subject to
                principally traded on a    any additional geographic
                stock exchange in the      requirement, the Fund
                country; (iii) derives at  expects that the majority
                least 50% of its revenues  of its investments will
                from goods produced or     be in the developed
                sold, investments made,    markets of Western Europe
                or services performed in   and Asia. The Fund may
                the country; or (iv)       invest more than 25% of
                maintains at least 50% of  its assets in securities
                its assets in the          of companies located in
                country. Although the      each of the United
                Fund is not subject to     Kingdom and Japan.
                any additional geographic
                requirement, the Fund
                expects that the majority
                of its investments will
                be in the developed
                markets of Western Europe
                and Asia. The Fund may
                invest more than 25% of
                its assets in securities
                of companies located in
                each of the United
                Kingdom and Japan.
----------------------------------------------------------------------
----------------------------------------------------------------------
Benchmark Index MSCI World Ex U.S. Small   Same.
                Cap Index
----------------------------------------------------------------------
----------------------------------------------------------------------
Portfolio       Emily Baker, William       Same.
Managers        Priest, Michael Welhoelter
----------------------------------------------------------------------
                                       6

----------------------------------------------------------------------
----------------------------------------------------------------------
                   Epoch U.S. Large Cap       MainStay Epoch U.S.
                       Equity Fund                Equity Fund
----------------------------------------------------------------------
----------------------------------------------------------------------
Investment      Seek long-term capital     Same.
Objective       appreciation.
----------------------------------------------------------------------
----------------------------------------------------------------------
Principal       The Fund will seek to      The Fund seeks to achieve
Investment      achieve its investment     its investment objective
Strategies      objective by investing     by investing in a
                primarily in a             diversified portfolio
                diversified portfolio      that includes equity
                consisting of equity       securities of U.S.
                securities of U.S.         companies. Under normal
                companies.  Under normal   circumstances, the Fund
                circumstances, the Fund    will invest at least 80%
                will invest at least 80%   of its assets in equity
                of its net assets in       securities of U.S.
                equity securities of U.S.  companies with market
                companies with large       capitalizations of $2
                market capitalizations at  billion and above at the
                the time of purchase.      time of purchase.
                This is a non-fundamental  Generally, U.S. companies
                policy and may be changed  are companies organized
                by the Fund upon sixty     in the U.S. and that
                (60) days' prior written   trade primarily in U.S.
                notice to shareholders.    securities markets.
                Epoch Investment           Equity securities consist
                Partners, Inc., the        of common stock,
                Fund's adviser, considers  depositary receipts, real
                large market               estate investment trusts
                capitalization companies   ("REITs"), master limited
                as those with market       partnerships ("MLPs"),
                capitalizations similar    and securities
                to the companies included  convertible into common
                in the Russell 1000        stock, such as warrants,
                Index. This market         rights, convertible
                capitalization range may   bonds, debentures and
                change in the future.      convertible preferred
                Equity securities consist  stocks. The Fund may also
                of common stock,           invest up to 15% of its
                depositary  receipts,      net assets in securities
                real estate  investment    of foreign companies.
                trusts ("REITs"), master   Generally, foreign
                limited  partnerships      companies are companies
                ("MLPs"),  and             organized outside the
                securities  convertible    U.S. and that trade
                into common stock, such    primarily in non-U.S.
                as warrants,  rights,      securities markets.
                convertible bonds,         Under normal market
                debentures and             conditions, the Fund may
                convertible preferred      also invest up to 20% of
                stocks.  The Fund may      its net assets in high
                also invest up to 15% of   quality money market
                its net assets in foreign  instruments and
                securities, i.e.,          repurchase agreements.
                securities of issuers
                that are located outside
                of the United States, or
                which derive a
                significant portion of
                their business or profits
                outside of the United
                States.

                Although the Fund intends
                to invest primarily in
                the equity securities of
                U.S. companies, under
                normal market conditions,
                it may also invest up to
                20% of its net assets in
                high quality money market
                instruments and
                repurchase agreements.
----------------------------------------------------------------------
----------------------------------------------------------------------
Benchmark Index Russell 1000 Index         Primary: Same.
                                           Secondary: Russell 3000
                                           Index
----------------------------------------------------------------------
----------------------------------------------------------------------
Portfolio       David Pearl, William       Same.
Managers        Priest, Michael Welhoelter
----------------------------------------------------------------------
----------------------------------------------------------------------

                Epoch U.S. All Cap Equity    MainStay Epoch Global
                           Fund                   Choice Fund
----------------------------------------------------------------------
----------------------------------------------------------------------
Investment      Seek long-term capital     Same.
Objective       appreciation.
----------------------------------------------------------------------
----------------------------------------------------------------------
Principal       The Fund will seek to      The Fund seeks to achieve
Investment      achieve its investment     its investment objective
Strategies      objective by investing     by generally investing in
                primarily in a             a portfolio consisting of
                diversified   portfolio    equity securities of
                consisting of equity       companies located
                securities of U.S.         throughout the world,
                companies.  Under normal   including the U.S.,
                circumstances, the Fund    across all market
                will invest at least 80%   capitalizations. Under
                of its net assets in       normal circumstances, the
                equity securities of U.S.  Fund will invest at least
                companies across all       80% of its assets in
                market capitalizations.    equity securities of
                This is a non-fundamental  companies located
                policy and may be changed  throughout the world,
                by the Fund upon sixty     including the U.S. Equity
                (60) days' prior written   securities consist of
                notice to shareholders.    common stock, depositary
                Equity securities consist  receipts, REITs, MLPs,
                of common stock,           and securities
                depositary  receipts,      convertible into common
                real estate  investment    stock, such as warrants,
                trusts ("REITs"), master   rights, convertible
                limited  partnerships      bonds, debentures and
                ("MLPs"),  and             convertible preferred
                securities  convertible    stock. Under normal
                into common stock, such    market conditions, the
                as warrants,  rights,      Fund will invest a
                convertible bonds,         significant amount of its
                debentures and             assets (at least 40%,
                convertible preferred      unless the Subadvisor
                stock.  The Fund may       deems market conditions
                also  invest  up to 15%    to be unfavorable, in
                of its net assets  in the  which case the Fund will
                securities of issuers      invest at least 30%) in
                that are located  outside  securities of foreign
                of the United  States,     companies. Generally,
                or which derive a          foreign companies are
                significant  portion of    companies organized
                their business or profits  outside the U.S. and that
                outside of the United      trade primarily in
                States.                    non-U.S. securities
                                           markets. The Fund will
                Although the Fund may      normally invest in
                invest in securities       companies located in at
                across all market          least three countries
                capitalizations, it may    outside of the United
                at any given time invest   States.  Although the
                a significant portion of   Fund may invest in
                its assets in companies    securities across all
                of one particular market   market capitalizations,
                capitalization category    it may at any given time
                when the Fund's            invest a significant
                investment adviser, Epoch  portion of its assets in
                Investment Partners, Inc.  companies of one
                (the "Adviser"), believes  particular market
                such companies offer       capitalization category
                attractive opportunities.  when the Fund's
                While the Fund intends to  Subadvisor, Epoch,
                invest primarily in the    believes such companies
                equity securities of U.S.  offer attractive
                companies, under normal    opportunities.
                market conditions it may
                also invest up to 20% of   The Fund will typically
                its assets in high         hold between 20-35
                quality money market       securities, and these
                instruments and            securities may be
                repurchase agreements.     denominated in both U.S.
                                           and non-U.S. currencies.
                                           While the Fund intends to
                                           generally invest in the
                                           equity securities of
                                           companies located
                                           throughout the world,
                                           including the U.S., under
                                           normal market conditions
                                           it may also invest up to
                                           20% of its assets in high
                                           quality money market
                                           instruments and
                                           repurchase agreements.
----------------------------------------------------------------------
----------------------------------------------------------------------
Benchmark Index Russell 3000 Index         Primary:  MSCI World Index
                                           Secondary: Russell 3000
                                           Index
----------------------------------------------------------------------
----------------------------------------------------------------------
Portfolio       David Pearl, William       Same.
Managers        Priest, Michael Welhoelter
----------------------------------------------------------------------

Common and Specific Principal Risk Considerations

The following discussion describes the principal risks that may affect the Acquiring Funds. You will find additional descriptions of specific risks for each Fund below and in the prospectus for the particular Epoch Fund or Acquiring Fund.

Equity Securities Risk

Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of an Acquiring Fund's holdings. Opportunities for greater gain often come with the possibility of a greater risk of loss. Some of the securities in which an Acquiring Fund invests may, therefore, carry above-average risk compared to the risk of securities found in common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore an Acquiring Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Foreign Securities Risk

Since each Acquiring Fund invests a portion of its assets in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. Risks relating to withholding or other taxes, trading, settlement, custodial and other operational risks, and the loss of stringent investor protection and disclosure standards in some foreign markets may cause an Acquiring Fund's share price to be more volatile than that of a U.S.-only fund. An Acquiring Fund may also incur higher expenses and costs when making foreign investments, which could affect the Acquiring Fund's total return. Changes affecting particular regions or sectors of international markets may also have a significant impact on an Acquiring Fund. Some of the foreign securities in which an Acquiring Fund invests may be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of an Acquiring Fund's assets.

Emerging Markets Securities Risk

Emerging market countries may have economic structures that are less mature and political systems that are less stable. Moreover, emerging market countries may have less developed securities markets, high inflation, and rapidly changing interest and currency exchange rates.

Mid to Small Capitalization Company Risk

An Acquiring Fund may invest in companies with mid to small market capitalizations. Such stocks are generally less established and may be more volatile and less liquid than stocks of other companies. Smaller capitalization stocks may be more thinly traded than larger company stocks and consequently may be more volatile. The returns may vary significantly from the overall stock market. In comparison to stocks of companies with larger capitalizations, these companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects. Smaller capitalization companies may be more vulnerable to adverse business or market developments than larger-capitalization companies.

Convertible Securities Risk

Convertible securities tend to be subordinate to other debt securities issued by the same company. The total return for a convertible security will be partly dependent upon performance of the underlying common stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and an Acquiring Fund could lose its entire investment.

REIT Risk

Investments in REITs carry many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are also subject to heavy cash flow dependency.

MLP Risk

MLPs are master limited partnerships in which ownership interests are publicly traded and which are operated under the supervision of one or more managing general partners. The risks of investing in a MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a MLP than investors in a corporation. Limited partners may also have more limited control and limited rights to vote on matters affecting the MLP.

Fixed Income Securities Risk

Investments in fixed-income securities are subject to the risk that interest rates could rise, causing the value of an Acquiring Fund's fixed-income securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in a fund, the more a fund's share price will fluctuate in response to interest rate changes. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security. Additionally, debt securities are subject to credit risk in that the purchaser of a debt security essentially lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience loss on its investment.

Value Style Risk

The principal risk of investing in value stocks is that they may never reach what the adviser believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the MainStay Epoch Global Equity Yield Fund's performance may be lower or higher than that of funds that invest in other types of equity securities. Limited Holdings Risk The MainStay Epoch Global Choice Fund will typically hold between 20 and 35 securities. As a result, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer.

Portfolio Turnover Risk

Due to its trading strategies, the MainStay Epoch International Small Cap Fund may experience a portfolio turnover rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you may pay taxes, even if you do not sell any shares by year-end).

Comparison of Fundamental Investment Restrictions

The following are comparisons of the fundamental investment restrictions of the Epoch Funds and the Acquiring Funds.

----------------------------------------------------------------------
            Epoch Funds                      Acquiring Funds
----------------------------------------------------------------------
----------------------------------------------------------------------

May not, as to 75% of its assets,   Shall be a "diversified company"
purchase the securities of any      as that term is defined in the
issuer (other than obligations      1940 Act, as interpreted or
issued or guaranteed as to          modified by regulatory
principal and interest by the       authorities having jurisdiction,
Government of the United States or  from time to time.
any agency or instrumentality
thereof) if, as a result of such
purchase, more than 5% of its
total assets would be invested in
the securities of such issuer.


Purchase stock or securities of an
issuer (other than the obligations
of the United States or any agency
or instrumentality thereof) if
such purchase would cause the Fund
to own more than 10% of any class
of the outstanding voting
securities of such issuer.
----------------------------------------------------------------------
----------------------------------------------------------------------

May not act as an underwriter of    May act as an underwriter of
securities of other issuers,        securities within the meaning of
except that the Fund may invest up  the 1933 Act, to the extent
to 10% of the value of its total    permitted under the 1933 Act, as
assets (at time of investment) in   such may be interpreted or
portfolio securities which the      modified by regulatory
Fund might not be free to sell to   authorities having jurisdiction,
the public without registration of  from time to time.
such securities under the
Securities Act of 1933, as
amended, or any foreign law
restricting distribution of
securities in a country of a
foreign issuer.
----------------------------------------------------------------------
----------------------------------------------------------------------

May not buy or sell commodities or May not purchase physical commodity contracts, provided that commodities or contracts
the Fund may enter into forward     relating to physical
foreign currency contracts,         commodities, except as permitted
foreign currency futures            under the 1940 Act and other
contracts, futures contracts and    applicable laws, rules and
options thereon.                    regulations, as such may be
                                    interpreted or modified by
                                    regulatory authorities having
                                    jurisdiction, from time to time.
----------------------------------------------------------------------
----------------------------------------------------------------------

May not borrow money or issue       May borrow money to the extent
senior securities, except to the    permitted under the 1940 Act, as
extent permitted by the 1940 Act.   such may be interpreted or
                                    modified by regulatory
                                    authorities having jurisdiction,
                                    from time to time.


                                    May issue senior securities, to
                                    the extent permitted under the
                                    1940 Act, as such may be
                                    interpreted or modified by
                                    regulatory authorities having
                                    jurisdiction, from time to time.
----------------------------------------------------------------------
----------------------------------------------------------------------

May not make loans, except that     May make loans to the extent
the Fund may (1) lend portfolio     permitted under the 1940 Act, as
securities; and (2) enter into      such may be interpreted or
repurchase agreements secured by    modified by regulatory
U. S. government securities.        authorities having jurisdiction,
                                    from time to time.
----------------------------------------------------------------------
----------------------------------------------------------------------

May not invest more than 25% of     May not "concentrate" its
the Fund's total assets in          investments in a particular
securities of one or more issuers   industry or group of industries,
having their principal business     except as permitted under the
activities in the same industry.    1940 Act, as interpreted or
For the purpose of this             modified by regulatory
restriction, there is no            authorities having jurisdiction,
limitation with respect to          from time to time, provided
securities issued or guaranteed by  that, without limiting the
the U. S. government, telephone     generality of the foregoing,
companies are considered to be in   this limitation will not apply
a separate industry from gas and    to a Fund's investments in: (i)
electric public utilities, and      securities of other investment
wholly owned finance companies are  companies; (ii) securities
considered to be in the industry    issued or guaranteed as to
of their parents if their           principal and/or interest by the
activities are primarily related    U.S. government, its agencies or
to financing the activities of      instrumentalities; or (iii)
their parents.                      repurchase agreements
                                    (collateralized by the
                                    instruments described in Clause
                                    (ii)).
----------------------------------------------------------------------
----------------------------------------------------------------------

May not invest in securities of     No comparable limitation,
other investment companies except   although the Funds have a
by purchase in the open market      non-fundamental policy that
involving only customary broker's   prohibits them from investing in
commissions, or as part of a        securities of other investment
merger, consolidation, or           companies beyond otherwise
acquisition of assets.              applicable limits in reliance on
                                    exemptions provided by the 1940
                                    Act.
----------------------------------------------------------------------
----------------------------------------------------------------------

May not invest in interests in      No comparable limitation.
oil, gas, or other mineral
explorations or development
programs.
----------------------------------------------------------------------
----------------------------------------------------------------------

May not participate on a joint or   No comparable limitation.
a joint and several basis in any
securities trading account.
----------------------------------------------------------------------
----------------------------------------------------------------------

May not purchase or sell real       May purchase or sell real estate
estate, except that the Fund may    or any interest therein to the
invest in: (1) securities of        extent permitted under the 1940
companies which deal in real        Act, as such may be interpreted
estate or mortgages; and (2)        or modified by regulatory
securities secured by real estate   authorities having jurisdiction,
or interests therein, and that the  from time to time.
Fund reserves freedom of action to
hold and to sell real estate
acquired as a result of the Fund's
ownership of securities.
----------------------------------------------------------------------
----------------------------------------------------------------------

May not invest in companies for     No comparable limitation.
the purpose of exercising control.
----------------------------------------------------------------------
----------------------------------------------------------------------

May not purchase securities on      No comparable limitation.
margin, except that it may utilize
such short-term credits as may be
necessary for clearance of
purchases or sales of securities.
----------------------------------------------------------------------

Comparison of Shareholder Services and Procedures

The Epoch Funds and Acquiring Funds have similar shareholder services and procedures. The Acquiring Funds offer four classes of shares, only two of which are involved in each Reorganization: Class A and Class I. The Epoch Funds offer two classes of shares: Platform Shares and Institutional Shares.

Class A shares of the Acquiring Funds include a maximum initial sales charge of 5.50% that may be reduced for larger purchases. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased without an initial sales charge. Class I shares of the Acquiring Funds do not assess any front-end or contingent deferred sales charges. The Epoch Funds do not assess any front-end or contingent deferred sales charges. Current shareholders of Platform Shares of the Epoch Funds will not be subject to the initial sales charge or any contingent deferred sales charge imposed on Class A shares of the Acquiring Funds after the Reorganizations.

The MainStay Epoch Global Equity Yield Fund, the MainStay Epoch International Small Cap Fund and the MainStay Epoch Global Choice Fund will each charge a 2.00% redemption fee on all classes of shares if they are redeemed within 60 days of purchase, subject to the terms and conditions of the registration statements of those Funds. Currently, the Epoch International Small Cap Fund imposes a 2.00% redemption fee on shares redeemed within six months of purchase.

The Trust also has adopted a multi-class plan, a distribution plan and shareholder servicing plans for the Acquiring Funds. Class A shares are charged a 0.25% distribution fee pursuant to a distribution plan, but no shareholder servicing fee. Class I shares are not charged a distribution fee or shareholder servicing fee. The Epoch Funds have adopted a shareholder servicing plan for their Funds. Platform Shares and Institutional Shares of the Epoch Funds are charged a shareholder servicing fee of 0.25% and 0.10%, respectively. In addition, Platform Shares of the Epoch Funds charge a 0.25% distribution fee pursuant to a distribution plan. Institutional Shares do not charge a distribution fee.

The Epoch Funds allow shareholders to redeem their shares by mail, telephone, wire or financial intermediary. The Acquiring Funds permit shareholders to redeem their shares by mail, telephone, electronically or financial intermediary. The Acquiring Funds and Epoch Funds generally permit exchanges between like share classes of their Funds. For both the Epoch Funds and the Acquiring Funds, an exchange of fund shares generally is taxable for U.S. federal income tax purposes. Both the Epoch Funds and the Acquiring Funds permit systematic withdrawals from their respective funds.

The Epoch Funds, the MainStay Epoch International Small Cap Fund, the MainStay Epoch Global Choice Fund and the MainStay Epoch U.S. Equity Fund each declare and pay distributions of dividends and interest annually, and distribute net short-term capital gains and net long-term gains annually. The MainStay Epoch Global Equity Yield Fund declares and pays distributions of dividends and interest quarterly, and distributes net short-term capital gains and net long-term gains annually.

Both the Acquiring Funds and the Epoch Funds offer a choice between automatically reinvesting distributions in additional shares or receiving them by check.

The Epoch Funds' prospectus and SAI and the Acquiring Funds' prospectus and SAI contain more detailed discussions of shareholder services and procedures.

Comparison of Investment Advisers and Investment Advisory Fees

Pursuant to the Acquiring Funds' Management Agreement, New York Life Investments, subject to the supervision of the Trust's Board, and in conformity with the stated policies of each Acquiring Fund, administers each Acquiring Fund's business affairs and has investment advisory responsibilities with respect to the Acquiring Funds' portfolio securities. New York Life Investments is an indirect wholly-owned subsidiary of New York Life Insurance Company. New York Life Investments is registered as an investment adviser with the SEC and has provided investment management services since 2000. As of June 30, 2009, New York Life Investments and its affiliates had approximately $236 billion in assets under management.

New York Life Investments and the registered funds that it manages, including the Acquiring Funds, have obtained an exemptive order (the "Order") from the SEC permitting New York Life Investments, on behalf of an Acquiring Fund and subject to the approval of the Trust's Board, including a majority of the Board members who are not "interested persons" (as the term is defined in the 1940 Act) of the Trust, to hire or terminate unaffiliated sub-advisers and to modify any existing or future sub-advisory agreement with an unaffiliated sub-adviser without shareholder approval. The initial sole shareholder of each Acquiring Fund has approved the manager of managers arrangement.

The Order contains certain conditions that require: (i) the Trust to make certain disclosures in the prospectus regarding the existence, substance and effect of the order; (ii) the Trust to provide an information statement to shareholders of an Acquiring Fund containing details about a sub-adviser, the sub-advisory agreement, and certain aggregate sub-advisory fee information within 90 days of hiring a new sub-adviser; (iii) the Trust's Board to determine that any change in sub-adviser is in the best interests of the Acquiring Fund;
(iv) no Board Member or Officer of the Acquiring Fund to own any interest in a sub-adviser, subject to certain exceptions; (v) New York Life Investments to not enter into a sub-advisory agreement with any affiliated sub-adviser without shareholder approval; (vi) before an Acquiring Fund may rely on the Order, the operation of that Acquiring Fund pursuant to the Order must be approved by a majority of the Acquiring Fund's outstanding voting securities; and (vii) at all times, a majority of the Trust's Board will not be "interested persons" of the Trust within the meaning of the 1940 Act and the nomination of new or additional Board Members that are not "interested persons" will be at the discretion of the then existing Board Members that are not "interested persons."

Unlike the current arrangement for the Epoch Funds, the Board of the Acquiring Funds can terminate the sub-advisory agreement with Epoch and replace Epoch with another unaffiliated sub-adviser without shareholder approval under the terms of the Order. By approving the respective Reorganization, shareholders are agreeing to the terms and structure of the Acquired Funds, including the terms and conditions of the Order.

Epoch Investment Partners, Inc. is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Epoch was organized in April 2004 and is a wholly-owned subsidiary of Epoch Holding Corporation, a public company. Epoch provides investment management services to high net worth individuals, investment companies, pension and profit-sharing plans and other institutional clients. As of June 30, 2009, Epoch had approximately $7.8 billion in assets under management. Upon the commencement of operations of the Acquiring Funds, Epoch will be retained by New York Life Investments to serve as sub-adviser to the Acquiring Funds and will be responsible for the day-to-day investment management activities of the Acquiring Funds.

The following chart highlights the annual contractual rate of investment advisory fees paid by each Epoch Fund and Acquiring Fund as a percentage of average daily net assets.

---------------------------------------------------------------------------
          Epoch Fund                    Acquiring Fund          Advisory Fee
                                                               (Contractual)
---------------------------------------------------------------------------
---------------------------------------------------------------------------
      Epoch Global Equity        MainStay Epoch Global Equity
    Shareholder Yield Fund                Yield Fund              0.70%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
   Epoch International Small     MainStay Epoch International
           Cap Fund                     Small Cap Fund            1.10%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 Epoch U.S. Large Cap Equity   MainStay Epoch U.S. Equity Fund
             Fund                                                 0.80%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Epoch U.S. All Cap Equity Fund   MainStay Epoch Global Choice
                                             Fund                 1.00%
---------------------------------------------------------------------------

The following chart highlights the annual contractual rate of sub-advisory fees to be paid by New York Life Investments to Epoch as a percentage of average daily net assets.

-------------------------------------------------------------
        Acquiring Fund               Sub-Advisory Fee
                                       (Contractual)
-------------------------------------------------------------
-------------------------------------------------------------
 MainStay Epoch Global Equity
          Yield Fund                       0.35%
-------------------------------------------------------------
-------------------------------------------------------------
 MainStay Epoch International
        Small Cap Fund                     0.55%
-------------------------------------------------------------
-------------------------------------------------------------
  MainStay Epoch U.S. Equity
             Fund                          0.40%
-------------------------------------------------------------
-------------------------------------------------------------
 MainStay Epoch Global Choice
             Fund                          0.50%
-------------------------------------------------------------

The fees paid to Epoch are paid out of the management fee paid to New York Life Investments and are not additional expenses of each Acquired Fund. In consideration for Epoch's services, New York Life Investments will also pay Epoch an additional quarterly service fee over the three-year period following the closing of the Reorganizations that, among other factors, is based upon a percentage of the total assets that are acquired as a result of the proposed Reorganizations. There may also be additional payments made to Epoch should New York Life Investments and its affiliates fail to achieve certain sales targets over the three year period following the Reorganizations. In addition, Epoch and New York Life Investments have agreed to certain other arrangements, which are discussed in more detail in the section titled "Agreement between Epoch and New York Life Investments."

Comparison of Other Principal Service Providers

The following is a list of principal service providers for the Epoch Funds and the Acquiring Funds:

-----------------------------------------------------------------------
                          Service Providers
-----------------------------------------------------------------------
-----------------------------------------------------------------------
      Service             Epoch Funds             Acquiring Funds
-----------------------------------------------------------------------
Investment         Epoch Investment        New York Life Investment
Adviser            Partners, Inc.          Management LLC
                   640 Fifth Avenue, 18th  51 Madison Avenue
                   Floor                   New York, NY 10010
                   New York, NY 10019
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Sub-Adviser        N/A                     Epoch Investment Partners, Inc.
                                           640 Fifth Avenue, 18th Floor
                                           New York, NY 10019
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Distributor        First Dominion Capital  NYLIFE Distributors LLC
                   Corp.                   169 Lackawanna Avenue
                   8730 Stony Point        Parsippany, NJ 07054
                   Parkway, Suite 205
                   Richmond, Virginia
                   23235
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Administrator      Commonwealth            New York Life Investment
                   Shareholder Services,   Management LLC
                   Inc.
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Custodian          Brown Brothers          State Street Bank and
                   Harriman & Co.          Trust Company
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Fund Accountant    Commonwealth Fund       New York Life Investment
                   Accounting, Inc.        Management LLC
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Transfer Agent
and Dividend       Commonwealth Fund       NYLIM Service Company, LLC
Disbursing Agent   Services, Inc.
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Sub-Transfer Agent N/A                     Boston Financial Data
                                           Services, Inc.
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Independent        Tait, Weller & Baker    KPMG LLP
Auditors           LLP
-----------------------------------------------------------------------

Comparison of Business Structures

Federal securities laws largely govern the way mutual funds operate, but they do not cover every aspect of a fund's existence and operation. State law and each Fund's governing documents create additional operating rules and restrictions that the Funds must follow. The Company is organized as a Maryland corporation whose operations are governed by its Articles of Incorporation, its By-Laws, and applicable Maryland and federal law. The Trust is organized as a Delaware statutory trust and is governed by its Agreement and Declaration of Trust, its By-Laws, and applicable Delaware and federal law. The difference between operating as a series of a Maryland corporation or a Delaware statutory trust will not significantly affect the operation of any Epoch Fund or change the responsibilities, powers or the fiduciary duty owed to shareholders by a trust's board of trustees and officers. For a summary of the primary differences between Maryland corporations and Delaware statutory trusts, please see Exhibit C.

The Company and Trust are operated by their Board of Directors/Trustees and officers appointed by the Board. The composition of the Board of Directors/Trustees for the Company and the Trust differ. For more information about the current Directors/Trustees and Officers of the Epoch Funds and the Acquiring Funds, you should consult each Fund's current SAI.

Terms of the Reorganizations

At the effective time of each Reorganization, each Acquiring Fund will acquire all of the assets and assume all of the liabilities of the corresponding Epoch Fund shown in the table below in exchange for shares of the corresponding class of the Acquiring Fund.

------------------------------------------------------
       Epoch Funds              Acquiring Funds
------------------------------------------------------
Epoch Global Equity        MainStay Epoch Global
Shareholder Yield Fund     Equity Yield Fund
    Institutional Shares       Class I Shares
    Platform Shares            Class A Shares
------------------------------------------------------
------------------------------------------------------
Epoch International Small  MainStay Epoch
Cap Fund                   International Small Cap Fund
    Institutional Shares       Class I Shares
    Platform Shares            Class A Shares

------------------------------------------------------
------------------------------------------------------
Epoch U.S. All Cap Equity  MainStay Epoch Global
Fund                       Choice Fund
    Institutional Shares       Class I Shares
    Platform Shares            Class A Shares
------------------------------------------------------
------------------------------------------------------
Epoch U.S. Large Cap       MainStay Epoch U.S.
Equity Fund                Equity Fund
    Institutional Shares       Class I Shares
    Platform Shares            Class A Shares
------------------------------------------------------

Each Acquiring Fund will issue the number of full and fractional shares determined by dividing the net value of all the assets of each respective Epoch Fund by the net asset value of one share of the Acquiring Fund. The Agreement and Plan of Reorganization, provides the time for and method of determining the net value of each of the Epoch Funds' assets and the net asset value of a share of each of the Acquiring Funds. We refer to the Agreement and Plan of Reorganization as the "Reorganization Plan". To determine the valuation of the assets transferred by each Epoch Fund and the number of shares of each Acquiring Fund to be transferred, the parties will use the standard valuation methods used by the Acquiring Funds in determining daily net asset values. There are no material differences between the valuation procedures of the Acquiring Funds and the Epoch Funds. The valuation will be calculated immediately prior to the closing of each Reorganization, which is expected to occur on or about November 13, 2009, and will be calculated at the time of day the Epoch Funds and Acquiring Funds ordinarily calculate their net asset values.

Each Epoch Fund will distribute the Acquiring Fund shares it receives in the Reorganization to its shareholders. Shareholders of record of each Epoch Fund will be credited with shares of the corresponding Acquiring Fund having an aggregate value equal to the Epoch Fund shares that the shareholders hold of record at the effective time of the Reorganization. At that time, the Epoch Fund will redeem and cancel its outstanding shares and will liquidate as soon as is reasonably practicable after the Reorganization.

The Reorganization Plan may be terminated by resolution of the Board of Directors of the Company or the Board of Trustees of the Trust on behalf of an Epoch Fund or an Acquiring Fund, respectively, under certain circumstances. Completion of each Reorganization is subject to numerous conditions set forth in the Reorganization Plan. An important condition to closing is that the Funds receive a tax opinion to the effect that each Reorganization should qualify as a "reorganization" for U.S. federal income tax purposes. As such, each Reorganization should not be taxable for such purposes to the Epoch Funds, the Acquiring Funds or the Epoch Funds' shareholders. Other material conditions include the receipt of legal opinions regarding the Epoch Funds and Acquiring Funds and the Reorganizations. Lastly, the closing is conditioned upon both the Epoch Funds and Acquiring Funds receiving the necessary documents to transfer assets and liabilities in exchange for shares of the Acquiring Funds.

The foregoing brief summary of the Reorganization Plan is qualified in its entirety by the terms and provisions of the Form of the Plan, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.

Agreement between Epoch and New York Life Investments

Pursuant to the Agreement, Epoch will continue its investment management responsibilities for the Funds under a new sub-advisory agreement with New York Life Investments. New York Life Investments will assume the distribution and administrative responsibilities of the Acquiring Funds. In addition to establishing the sub-advisory relationship between Epoch and New York Life Investments for the Acquiring Funds and certain other series of the MainStay Group of Funds advised by New York Life Investments, Epoch and New York Life Investments contemplate an ongoing relationship between the parties wherein, among other things, (i) New York Life Investments agrees to recommend to the Board of the MainStay Group of Funds that Epoch continue to serve as sub-adviser for certain series of the MainStay Group of Funds and the Acquiring Funds, subject to Board approval and other conditions, (ii) Epoch agrees not to provide sub-advisory services to certain competing funds, (iii) New York Life Investments has a right of first refusal to offer certain new Epoch products,
(iv) Epoch and an affiliate of New York Life Investments enter into a distribution relationship with respect to certain separately managed account and unified managed account products, and (v) Epoch agrees to maintain certain minimum additional capacity levels for new sales by New York Life Investments in the Funds and other investment products sub-advised by Epoch.

Board Consideration of the Reorganizations

The Company's Board of Directors considered the proposed Reorganization of the Epoch Funds into the Acquiring Funds at a special meeting held on July 7, 2009, at which New York Life Investments provided materials and made a presentation to the Company's Board on the proposed Reorganizations. The materials prepared by New York Life Investments and provided to the Company's Board included information on the investment objectives and strategies of the Acquiring Funds, comparative operating expense ratios, and an analysis of the projected benefits to the Epoch Funds' shareholders from the proposed Reorganizations. At the special meeting, the Company's Board considered the proposed Reorganizations of the Epoch Funds into the Acquiring Funds and unanimously approved the

Reorganization Plan, determining that it would be in the best interests of each Epoch Fund and its shareholders, and that such shareholders' interests would not be diluted as a result of the Reorganization.

In determining whether to approve the Reorganization Plan and to recommend approval of the Reorganizations to shareholders of the Epoch Funds, the Board of Directors (including the Independent Directors) made inquiries into a number of matters and considered the following factors, among others:

i Epoch's decision to focus exclusively on the investment management services it provides for the Epoch Funds, and leverage the distribution capabilities of New York Life Investments;

ii. the arrangement between New York Life Investments and Epoch, and the potential benefits to both Epoch and the Epoch Funds and their shareholders;

iii. New York Life Investments' representation that it would retain Epoch as sub-adviser to the Acquiring Funds, which will provide continuity of asset management for current Epoch Fund shareholders participating in each Reorganization;

iv. the anticipated effect of the Reorganizations on per-share expenses, both before and after waivers, of the Epoch Funds;

v. the expense ratios and available information regarding the fees and expenses of the Acquiring Funds;

vi. the potential benefits of economies of scale for the Epoch Funds and potential benefits to their shareholders of promoting more efficient operations and enabling greater diversification of investment choices - for more information on this consideration see "Gross and Net Operating Expenses of Funds" below;

vii. the terms and conditions of each Reorganization and whether a Reorganization would result in dilution of shareholder interests;

viii. the potential benefits to Epoch Fund shareholders resulting from the Epoch Funds' access to the larger distribution network and capabilities of the MainStay Group of Funds;

ix. the comparability of the investment objectives, policies and restrictions of the Epoch Funds and their corresponding Acquiring Fund (with the exception of the Epoch U.S. All Cap Equity Fund), and, with respect to the Epoch U.S. All Cap Equity Fund and corresponding MainStay Epoch Global Choice Fund, the comparability of the investment objective and the shift in investment focus from domestic equity securities to global equity securities;

x. that shareholders of the Epoch Funds will have a much broader array of mutual funds to exchange into by becoming shareholders of the MainStay Group of Funds;

xi. the reputation, financial strength and resources of the MainStay Group of Funds and New York Life Investments;

xii. that the expense of each Reorganization, other than brokerage costs, would not be borne by the Epoch Funds' shareholders;

xiii. the expected U.S. federal tax consequences of each Reorganization; and

xiv.  the possible alternatives to each Reorganization.

In reaching the decision to approve each Reorganization and to recommend that shareholders vote in favor of each Reorganization, the Company's Board of Directors, including the Independent Directors, unanimously concluded that participation of the Epoch Funds in the Reorganizations is in the best interests of the shareholders of each Epoch Fund and would not result in dilution of such shareholder's interests. Their conclusion was based on a number of factors, including the following considerations:

Greater Product Array and Enhanced Range of Investment Options

Investors in the MainStay Group of Funds enjoy a wide array of investment options and strategies. At the closing of the Reorganizations, the MainStay Group of Funds is expected to have 53 retail mutual funds, including equity funds, international funds, asset allocation funds, tax-free funds, income funds and money market funds. Further, the MainStay Group of Funds provides access to a full line of financial products and services. These additional shareholder services will be available to Epoch Fund shareholders if the Reorganizations are approved. This broad range of investment options will permit an investor in the MainStay Group of Funds to diversify his or her investments and to participate in a range of investment styles currently prevalent in the market. Shareholders can, with a few exceptions, make purchases of or exchanges for certain classes of other series of the MainStay Group of Funds without additional charge. Thus, if the Reorganizations are approved, Epoch Fund shareholders will have more investment options and greater flexibility to change investments through exchanges. Any such exchanges generally will be taxable for U.S. federal income tax purposes.

Improved Operating Efficiencies

The Acquiring Funds have the potential to operate more efficiently than the Epoch Funds because the Acquiring Funds are expected to increase assets as a result of being part of the MainStay Group of Funds, which should result in the reduction of certain fixed costs (such as legal, compliance and board of trustee expenses) as a percentage of fund assets.

Portfolio Management

Epoch's retention as sub-adviser to the Acquiring Funds and the general continuation of the existing team of investment professionals to manage such Acquiring Funds will promote continuity of asset management for Epoch Fund shareholders participating in each Reorganization.

Distribution

Once the Epoch Funds become a part of the MainStay Group of Funds family, shareholders of the Acquiring Funds could benefit from the distribution capabilities offered by New York Life Investments that could increase assets and reduce expenses due to potential increased fund scale. The multiple distribution channels available to the MainStay Group of Funds may enhance the Epoch Funds' (operating as the new Acquiring Funds) market presence and facilitate operating efficiencies.

Investment Objectives and Strategies

As discussed in the section entitled "Comparison of Investment Objectives, Principal Investment Strategies and Policies," three of the four Epoch Funds have substantially similar objectives and investment strategies as their corresponding Acquiring Funds. With respect to the Epoch U.S. All Cap Equity Fund and corresponding MainStay Epoch Global Choice Fund, the investment objective is identical between the two Funds, although the investment focus will shift from U.S. equity securities to global equity securities after the Reorganizations. The Board considered this difference and concluded that the potential benefits of the Reorganization outweighed any potential issues as a result of the shift in investment focus.

Operating Expenses of the Funds

The Board also considered the operating expense ratios for each Epoch Fund and corresponding Acquiring Fund. In each Reorganization, the Acquiring Fund has a lower pro forma gross operating expense ratio than the corresponding Epoch Fund. Additionally, in an effort to maintain fees and expenses, New York Life Investments has entered into contractual expense limitation agreements with each Acquiring Fund as discussed in Exhibit B.

Expected Tax-Free Conversion of the Epoch Fund Shares

The Board also considered the expected tax-free nature of each Reorganization of the Epoch Funds. If you were to redeem your investment in the Epoch Funds and invest the proceeds in another fund or other investment product, you generally would recognize gain or loss for U.S. federal income tax purposes upon the redemption of the shares. By contrast, upon completion of the Reorganizations, it is intended that: (1) you should not recognize a taxable gain or a loss on the transfer of your investment to the corresponding Acquiring Fund; (2) you should have the same tax basis in your Acquiring Fund shares as you had in your Epoch Fund shares for U.S. federal income tax purposes; and (3) assuming that you hold your Epoch Fund shares as a capital asset, you should have the same holding period for your Acquiring Fund shares as you had for your Epoch Fund shares. As a shareholder of an open-end fund, you will continue to have the right to redeem any or all of your shares at net asset value at any time. At that time, you generally would recognize a gain or loss for U.S. federal income tax purposes.

Expenses of the Reorganizations


New York Life Investments and Epoch have agreed to bear all of the expenses incurred by the Epoch Funds and Acquiring Funds, other than brokerage costs, in connection with the Reorganizations, so that the shareholders of the Epoch Funds and Acquiring Funds will not bear these costs. It is anticipated that after the closing of the Reorganizations, the Epoch U.S. All Cap Equity Fund investments acquired by the MainStay Epoch Global Choice Fund will be repositioned to align with the MainStay Epoch Global Choice Fund's investment strategy. Brokerage costs associated with this repositioning will be borne by the MainStay Epoch Global Choice Fund. With respect to the remaining Reorganizations, the Epoch Funds will bear any brokerage costs incurred, although such costs are not expected to be significant.

Performance

In each Reorganization, an Epoch Fund will be reorganized into a corresponding Acquiring Fund created specifically to receive the assets and assume the liabilities of the Epoch Fund. The Epoch Fund will be the accounting survivor of the respective Reorganization, and the corresponding Acquiring Fund will assume the performance history of the Epoch Fund at the closing of the Reorganization. The average annual total returns of the Epoch Funds for one year and for the life of each Epoch Fund are presented in the Epoch Funds' prospectuses. Please remember that past performance is no guarantee of future results.

Material U.S. Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of each Reorganization that are applicable to you as an Epoch Fund shareholder. It is based on the Internal Revenue Code, applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganizations. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Epoch Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Epoch Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Epoch Fund shares as a capital asset at the time of the Reorganizations; or an entity taxable as a partnership for U.S. federal income tax purposes.

None of the Epoch Funds or Acquiring Funds has requested or will request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reorganizations or any related transaction. The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Reorganizations to you, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

The obligation of the Epoch Funds and the Acquiring Funds to consummate the Reorganizations is conditioned upon their receipt of an opinion of counsel to the Epoch Funds generally to the effect that each Reorganization should qualify as a "reorganization" under Section 368(a) of the Internal Revenue Code, with respect to each Acquiring Fund and the corresponding Epoch Fund, and such Acquiring Fund and corresponding Epoch Fund should each be a "party to a reorganization" under Section 368(b) of the Internal Revenue Code. Provided that a Reorganization so qualifies and each Acquiring Fund and its corresponding Epoch Fund are so treated, for U.S. federal income tax purposes, generally:

o Neither an Acquiring Fund nor its corresponding Epoch Fund should recognize any gain or loss as a result of the Reorganization.

o An Epoch Fund shareholder should not recognize any gain or loss as a result of the receipt of corresponding Acquiring Fund shares in exchange for such shareholder's Epoch Fund shares pursuant to the Reorganization.

o An Epoch Fund shareholder's aggregate tax basis in the corresponding Acquiring Fund shares received pursuant to a Reorganization should equal such shareholder's aggregate tax basis in Epoch Fund shares held immediately before the Reorganization.

o An Epoch Fund shareholder's holding period for the corresponding Acquiring Fund shares received pursuant to a Reorganization should include the period during which the shareholder held Epoch Fund shares, provided that the Acquiring Fund shareholders held their Epoch Fund shares as capital assets.

The tax opinion described above will be based upon facts, representations and assumptions to be set forth or referred to in the opinion and the continued accuracy and completeness of representations made by the Epoch Fund and Acquiring Funds, including representations in a certificate to be delivered by the management of each of the Epoch Fund and Acquiring Funds. Counsel rendering the opinion will not independently investigate or verify the validity of such facts, representations and assumptions, and its opinion may be jeopardized if any of these facts, representations or assumptions is incorrect in any material respect.

Since its formation, each of the Acquiring Funds and Epoch Funds believes it has qualified as a separate "regulated investment company" under the Internal Revenue Code. Accordingly, each of the Acquiring Funds and Epoch Funds believes that it has been, and expects to continue to be, relieved of U.S. federal income tax liability to the extent that it makes distributions of its taxable income and gains to its shareholders. Prior to the Reorganizations, the Epoch Funds must continue to make timely distributions of its previously undistributed net investment income and realized net capital gains, including capital gains on any securities disposed of in connection with a Reorganization. An Epoch Fund shareholder must include any such distributions in such shareholder's taxable income.

Fees and Expenses of the Reorganizations


All fees and expenses, including accounting expenses, legal expenses, proxy expenses, portfolio transfer taxes (if any) or other similar expenses, but not including brokerage costs, incurred in connection with the completion of the Reorganizations will be borne by New York Life Investments and Epoch.

Capitalizations

The following table sets forth as of June 30, 2009, the capitalizations of the Epoch Funds and of the Acquiring Funds. Pro forma capitalization information is not included for the Reorganizations because the Institutional shares and Platform shares of each Epoch Fund are being reorganized into the Class I shares and Class A shares, respectively, of a corresponding Acquiring Fund that currently has no assets.

------------------------------------------------------------------------
          FUND              TOTAL NET        SHARES        NET ASSET
                             ASSETS        OUTSTANDING     VALUE PER
                                                           SHARE
------------------------------------------------------------------------
------------------------------------------------------------------------
Epoch Global Equity
Shareholder Yield Fund
------------------------------------------------------------------------
------------------------------------------------------------------------
      Institutional      $332,542,787    28,794,930      $11.55
      Shares
------------------------------------------------------------------------
------------------------------------------------------------------------
      Platform Shares    $23,311,619     2,017,755       $11.55
------------------------------------------------------------------------
------------------------------------------------------------------------
MainStay Epoch Global
Equity Yield Fund
------------------------------------------------------------------------
------------------------------------------------------------------------
      Class I Shares     N/A             N/A             N/A
------------------------------------------------------------------------
------------------------------------------------------------------------
      Class A Shares     N/A             N/A             N/A
------------------------------------------------------------------------
------------------------------------------------------------------------

------------------------------------------------------------------------
------------------------------------------------------------------------
Epoch International
Small Cap Fund
------------------------------------------------------------------------
------------------------------------------------------------------------
      Institutional      $156,372,987    12,062,111      $12.96
      Shares
------------------------------------------------------------------------
------------------------------------------------------------------------
      Platform Shares    $1,539,182      121,405         $12.68
------------------------------------------------------------------------
------------------------------------------------------------------------
MainStay Epoch
International Small Cap
Fund
------------------------------------------------------------------------
------------------------------------------------------------------------
      Class I Shares     N/A             N/A             N/A
------------------------------------------------------------------------
------------------------------------------------------------------------
      Class A Shares     N/A             N/A             N/A
------------------------------------------------------------------------
------------------------------------------------------------------------

------------------------------------------------------------------------
------------------------------------------------------------------------
Epoch U.S. All Cap
Equity Fund
------------------------------------------------------------------------
------------------------------------------------------------------------
      Institutional      $66,957,845     5,735,663       $11.67
      Shares
------------------------------------------------------------------------
------------------------------------------------------------------------
      Platform Shares    $1,060,926      92,939          $11.42
------------------------------------------------------------------------
------------------------------------------------------------------------
MainStay Epoch Global
Choice Fund
------------------------------------------------------------------------
------------------------------------------------------------------------
      Class I Shares     N/A             N/A             N/A
------------------------------------------------------------------------
------------------------------------------------------------------------
      Class A Shares     N/A             N/A             N/A
------------------------------------------------------------------------
------------------------------------------------------------------------

------------------------------------------------------------------------
------------------------------------------------------------------------
Epoch U.S. Large Cap
Equity Fund
------------------------------------------------------------------------
------------------------------------------------------------------------
      Institutional      $173,785,906    14,958,642      $11.62
      Shares
------------------------------------------------------------------------
------------------------------------------------------------------------
      Platform Shares    $21,297         1,837           $11.60
------------------------------------------------------------------------
------------------------------------------------------------------------
MainStay Epoch U.S.
Equity Fund
------------------------------------------------------------------------
------------------------------------------------------------------------
      Class I Shares     N/A             N/A             N/A
------------------------------------------------------------------------
------------------------------------------------------------------------
      Class A Shares     N/A             N/A             N/A
------------------------------------------------------------------------

Information on Voting

This Proxy is being provided in connection with the solicitation of proxies by the Board to solicit your vote for one proposal at a meeting of shareholders of the Epoch Funds, which we refer to as the "Meeting". The Meeting will be held at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 on October 30, 2009, at 10:00 a.m. Eastern time.

You may vote in one of three ways:

o complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States)

o     vote on the Internet at the website address printed on your proxy ballot

o     call the toll-free number printed on your proxy ballot

   Please note, to vote via the Internet or telephone, you will need the "control number" that appears on your proxy ballot.

You may revoke a proxy once it is given, as long as it is submitted within the voting period, by submitting a later-dated proxy or a written notice of revocation to the appropriate Epoch Fund. You may also give written notice of revocation in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal.

Shareholders of each Epoch Fund will vote on their respective Reorganization separate from the shareholders of the other Epoch Funds, and the completion of each Reorganization is not contingent upon the completion of the other Reorganizations. Only shareholders of record on August 28, 2009 are entitled to receive notice of and to vote at the Meeting. Each share held as of the close of business on August 28, 2009 is entitled to one vote. For each Epoch Fund, the presence in person or by proxy of shareholders entitled to cast a majority of votes eligible to be cast at the Meeting will constitute a quorum for the conduct of all business. When a quorum is present, approval of each proposal will require the affirmative vote of the lesser of (1) 67% or more of the shares of a Epoch Fund present or represented by proxy at the Meeting, if holders of more than 50% of the Epoch Fund's outstanding shares are present or represented by proxy, or (2) more than 50% of the Epoch Fund's outstanding shares. The Meeting may be adjourned from time to time by a majority of the votes properly voting on the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within 120 days of August 28, 2009 without further notice. The persons named as proxies will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting.

All proxies voted, including abstentions and broker non-votes (where the underlying holder has not yet voted and the broker does not have discretionary authority to vote the shares) will be counted towards establishing a quorum. Approval of the proposal will occur only if a sufficient number of votes at the Meeting are cast FOR the proposal. Abstentions do not constitute a vote "FOR" and effectively result in a vote "AGAINST" and are disregarded in determining whether a proposal has received enough votes. Broker non-votes do not represent a vote "FOR" or "AGAINST" and are disregarded in determining whether a proposal has received sufficient votes.

The Board knows of no matters other than those described in this Proxy that will be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Board's intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy.

In addition to the solicitation of proxies by mail or expedited delivery service, employees and agents of New York Life Investments, Epoch and their affiliates may solicit proxies by telephone. The Epoch Funds have engaged the proxy solicitation firm of the Altman Group, which will receive a fee from New York Life Investments and Epoch for its solicitation services. New York Life Investments and Epoch also will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting material to their principals. The Epoch Funds and their shareholders and the Acquiring Funds will not pay any of the costs associated with the preparation of this proxy statement or the solicitation of proxies.

Outstanding Shares

As of August 28, 2009, each Epoch Fund had the following shares outstanding which are all entitled to vote at the meeting.
------------------------------------------------------------------
               FUND             SHARES OUTSTANDING
------------------------------------------------------------------
------------------------------------------------------------------
Epoch  Global  Equity  Shareholder
Yield Fund
------------------------------------------------------------------
------------------------------------------------------------------
      Institutional Shares         30,089,073
------------------------------------------------------------------
------------------------------------------------------------------
      Platform Shares              2,015,907
------------------------------------------------------------------
------------------------------------------------------------------
Epoch International Small Cap Fund
------------------------------------------------------------------
------------------------------------------------------------------
      Institutional Shares         11,881,265
------------------------------------------------------------------
------------------------------------------------------------------
      Platform Shares                 128,936
------------------------------------------------------------------
------------------------------------------------------------------
Epoch U.S. All Cap Equity Fund
------------------------------------------------------------------
------------------------------------------------------------------
      Institutional Shares         5,642,514
------------------------------------------------------------------
------------------------------------------------------------------
      Platform Shares                152,143
------------------------------------------------------------------
------------------------------------------------------------------
Epoch U.S. Large Cap Equity Fund
------------------------------------------------------------------
------------------------------------------------------------------
      Institutional Shares         11,970,532
------------------------------------------------------------------
------------------------------------------------------------------
      Platform Shares                   2,154
------------------------------------------------------------------

Beneficial Ownership of Shares

The following table contains information about the beneficial ownership by shareholders of five percent or more of each Epoch Fund's outstanding shares as of August 28, 2009.

Epoch Global Equity Shareholder Yield Fund - Institutional Shares
-----------------------------------------------------------------
      NAME           ADDRESS        NUMBER OF      PERCENT OF
                                     SHARES           CLASS
-----------------------------------------------------------------
-----------------------------------------------------------------
Charles Schwab   101 Montgomery  3,709,332       12.33%
& Co., Inc.      Street, San
                 Francisco, CA
                 94101
-----------------------------------------------------------------
-----------------------------------------------------------------
Genworth         3200 N.         18,012,523      59.86%
Financial Trust  Central Ave.
Co.              7th Fl, Phoenix, AZ 85102
-----------------------------------------------------------------

Epoch Global Equity Shareholder Yield Fund - Platform Shares
-----------------------------------------------------------------
      NAME           ADDRESS        NUMBER OF      PERCENT OF
                                     SHARES           CLASS
-----------------------------------------------------------------
-----------------------------------------------------------------
Nationwide       P.O. Box        1,435,525       71.21%
Trust Company    182029,
                 Columbus, OH
                 43218-2029
-----------------------------------------------------------------
-----------------------------------------------------------------
Nationwide       P.O. Box        372,054         18.46%
Insurance        182029,
Company          Columbus, OH
                 43218-2029
-----------------------------------------------------------------



Epoch International Small Cap Fund - Institutional Shares
-----------------------------------------------------------------
      NAME           ADDRESS        NUMBER OF      PERCENT OF
                                     SHARES           CLASS
-----------------------------------------------------------------
-----------------------------------------------------------------
Genworth         3200 N.         9,120,147       76.76%
Financial Trust  Central Ave.
Co.              7th Fl, Phoenix, AZ 85102
-----------------------------------------------------------------

Epoch International Small Cap Fund - Platform Shares
-----------------------------------------------------------------
      NAME           ADDRESS        NUMBER OF      PERCENT OF
                                     SHARES           CLASS
-----------------------------------------------------------------
-----------------------------------------------------------------
Ameritrade Inc.  P.O. Box 2226,  35,651          27.65%
                 Omaha, NE
                 68103-2226
-----------------------------------------------------------------
-----------------------------------------------------------------
NFS LLC          2101 Wilson     13,164          10.21%
                 Boulevard,
                 Suite 302,
                 Arlington, VA
                 22201
-----------------------------------------------------------------
-----------------------------------------------------------------
NFS LLC          6608 Route 22,  9,459           7.34%
                 P.O. Box 300,
                 Delmont, PA
                 15626
-----------------------------------------------------------------

Epoch U.S. All Cap Equity Fund - Institutional Shares
-----------------------------------------------------------------
      NAME           ADDRESS        NUMBER OF      PERCENT OF
                                     SHARES           CLASS
-----------------------------------------------------------------
-----------------------------------------------------------------
Tiedemann Trust  1201 N. Market  364,347         6.46%
Company          St, Suite
                 1406,
                 Wilmington,
                 DE  19801
-----------------------------------------------------------------
-----------------------------------------------------------------
Charles Schwab   101 Montgomery  287,320         5.09%
& Co., Inc.      Street, San
                 Francisco, CA
                 94101
-----------------------------------------------------------------
-----------------------------------------------------------------
Banque Finama    157 Boulevard   688,609         12.20%
                 Haussmann -
                 75008, Paris,
                 France
-----------------------------------------------------------------
-----------------------------------------------------------------
Northern Trust   801 S. Canal    3,024,065       53.60%
Company, TR      Street,
                 Chicago, IL
                 60675
-----------------------------------------------------------------



Epoch U.S. All Cap Equity Fund - Platform Shares
-----------------------------------------------------------------
      NAME           ADDRESS        NUMBER OF      PERCENT OF
                                     SHARES           CLASS
-----------------------------------------------------------------
-----------------------------------------------------------------
Barclay's        70 Hudson       52,037          34.20%
Capital Inc.     Street, 7th
                 Floor, Jersey
                 City, NJ 07302
-----------------------------------------------------------------

Epoch U.S. Large Cap Equity Fund - Platform Shares
-----------------------------------------------------------------
      NAME           ADDRESS        NUMBER OF      PERCENT OF
                                     SHARES           CLASS
-----------------------------------------------------------------
-----------------------------------------------------------------
Epoch            640 5th         244             11.33%
Investment       Avenue, 18th
Partners, Inc.   Fl, New York,
                 NY  10019
-----------------------------------------------------------------
-----------------------------------------------------------------
NFS LLC          74 Stony Hill   1,908           88.62%
                 Path,
                 Smithtown, NY
                 11787
-----------------------------------------------------------------

As of August 28, 2009, the officers and Directors of the Company as a group owned less than 1% of each Epoch Fund.

Annual Meetings and Shareholder Meetings

The Epoch Funds normally do not hold meetings of shareholders except as required under the 1940 Act and the laws applicable to Maryland. Any shareholder proposal for a shareholder meeting must be presented to the Epoch Funds within a reasonable time before proxy materials for the next meeting are sent to shareholders. Because the Epoch Funds do not hold regular shareholder meetings, no anticipated date of the next meeting can be provided.

                                    EXHIBIT A

                                     FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION


This Agreement and Plan of Reorganization ("AGREEMENT") is made as of [________], 2009, by and between The World Funds, Inc., a Maryland corporation ("WORLD FUNDS"), on behalf of its investment portfolio, the [Epoch Fund] (the "ACQUIRED FUND"), and MainStay Funds Trust, a Delaware statutory trust ("MAINSTAY FUNDS"), on behalf of its investment portfolio, the [MainStay Epoch Fund] (the "ACQUIRING FUND" and, together with the Acquired Fund, the "FUNDS"). New York Life Investment Management LLC, a limited liability company organized under the laws of the State of New York ("NEW YORK LIFE INVESTMENTS"), joins this Agreement solely for purposes of paragraphs 4.3, 5.10, 6.1 and 8.2, and Epoch Investment Partners, Inc., a corporation organized under the laws of the State of Delaware ("EPOCH"), joins this Agreement solely for purposes of paragraphs 4.4 and 8.2.

This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "CODE"). The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A shares and Class I shares of beneficial interest of the Acquiring Fund (the "ACQUIRING FUND SHARES"), the assumption by the Acquiring Fund of the liabilities of the Acquired Fund specified in paragraph 1.3, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the "REORGANIZATION").

The Board of Directors of World Funds has determined, with respect to the Acquired Fund, that (1) participation in the Reorganization is in the best interests of the Acquired Fund and its shareholders, and (2) the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of the Reorganization. The Board of Trustees of MainStay Funds has determined, with respect to the Acquiring Fund, that (1) participation in the Reorganization is in the best interests of the Acquiring Fund and its shareholders, and (2) the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                   ARTICLE I

                   THE REORGANIZATION AND FUND TRANSACTIONS

1.1. The Reorganization. Subject to the requisite approval of the Acquired Fund's shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 2.5), World Funds shall assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) of the Acquired Fund, to MainStay Funds on behalf of the Acquiring Fund, and MainStay Funds shall assume the Liabilities (as defined in paragraph 1.3) of the Acquired Fund on behalf of the Acquiring Fund. In consideration of the foregoing, at the Effective Time, MainStay Funds shall, on behalf of the Acquiring Fund, deliver to World Funds on behalf of the Acquired Fund, full and fractional Acquiring Fund Shares (to the third decimal place). Holders of Class P shares and Institutional Class shares of the Acquired Fund will receive Class A shares and

Class I shares, respectively, of the Acquiring Fund. The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

1.2. Assets of the Acquired Fund. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Effective Time, books and records, and any other property owned by the Acquired Fund at the Effective Time (collectively, the "ASSETS").

1.3. Liabilities of the Acquired Fund. The Acquired Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the Effective Time. The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether known or unknown, absolute, accrued, contingent or otherwise, in existence on the Closing Date (collectively, the "LIABILITIES").

1.4. Distribution of Acquiring Fund Shares. At the Effective Time (or as soon thereafter as is reasonably practicable), World Funds, on behalf of the Acquired Fund, will distribute the Acquiring Fund Shares received from MainStay Funds pursuant to paragraph 1.1, pro rata to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the "ACQUIRED FUND SHAREHOLDERS") in complete liquidation of the Acquired Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Acquired Fund (the "ACQUIRED FUND SHARES") owned by Acquired Fund Shareholders at the Effective Time. All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5. Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's Transfer Agent (as defined in paragraph 3.3).

1.6. Filing Responsibilities of Acquired Fund. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission ("COMMISSION"), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

                                   ARTICLE II

                                    VALUATION

2.1. Net Asset Value of the Acquired Fund. The net asset value of the Acquired Fund Shares shall be the net asset value computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures described in the then-current prospectuses and statement of additional information of the Acquiring Fund.

2.2. Net Asset Value of the Acquiring Fund. The net asset value of the Acquiring Fund Shares shall be the same as the net asset value of the Acquired Fund Shares as computed in paragraph 2.1.

2.3. Calculation of Number of Acquiring Fund Shares. The number of Class A shares and Class I shares of the Acquiring Fund to be issued (including fractional shares to the third decimal place, if any) in connection with the Reorganization shall be equal to the number of Class P shares and Institutional Class shares, respectively, owned by Acquired Fund Shareholders at the Effective Time.

2.4. Joint Direction of Calculation. All computations of value with respect to both the Acquired Fund and the Acquiring Fund shall be made by State Street Bank and Trust Company ("STATE STREET"), in its capacity as accounting agent for the MainStay Funds. Such computations shall be evaluated by New York Life Investments, in its capacity as administrator for the Funds, in consultation with Epoch, the investment adviser to the Acquired Fund. Such computations shall be subject to confirmation by the Acquired Fund's and Acquiring Fund's respective transfer agents and independent accountants.

2.5. Effective Time. The Effective Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange ("NYSE")) on the Closing Date (as defined in paragraph 3.1) (the "EFFECTIVE TIME").

                                  ARTICLE III

                                     CLOSING

3.1. Closing. The Reorganization, together with related acts necessary to consummate the same ("CLOSING"), shall occur at the principal office of New York Life Investments on or about [November 13], 2009, or at such other place and/or on such other date as to which the parties may agree (the "CLOSING DATE"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time.

3.2. Transfer and Delivery of Assets. World Funds shall direct Brown Brothers Harriman & Co. ("BROWN BROTHERS"), as custodian for the Acquired Fund, to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets were delivered in proper form to the Acquiring Fund at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by Brown Brothers to State Street, as custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five (5) business days preceding the Effective Time, and shall be transferred and delivered by the Acquired Fund as of the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Brown Brothers shall deliver to State Street as of the Effective Time by book entry, in accordance with the customary practices of State Street and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 ACT"), in which the Acquired Fund's Assets are deposited, the Acquired Fund's Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds at the Effective Time.

3.3. Share Records. World Funds shall direct Commonwealth Fund Services, Inc., in its capacity as transfer agent for the Acquired Fund (the "TRANSFER AGENT"), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund at the Effective Time, or provide other evidence satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Acquired Fund's accounts on the books of the Acquiring Fund.

3.4. Postponement of Effective Time. In the event that at the Effective Time the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an "EXCHANGE") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of World Funds or the Board of Trustees of MainStay Funds, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund, respectively, is impracticable, the Effective Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

4.1. Representations and Warranties of World Funds. Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of World Funds, World Funds, on behalf of the Acquired Fund, represents and warrants to MainStay Funds, on behalf of the Acquiring Fund, as follows:

(a) The Acquired Fund is a duly established series of World Funds, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under World Funds' Articles of Incorporation and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b) World Funds is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the "1933 ACT"), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by World Funds on behalf of the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 ACT"), and the 1940 Act, and such as may be required under state securities laws.

(d) The current prospectuses, statement of additional information, shareholder reports, marketing and other related materials of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) At the Effective Time, World Funds, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, MainStay Funds, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(f) World Funds is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of Maryland Law or a material violation of its Articles of Incorporation and By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which World Funds, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which World Funds, on behalf of the Acquired Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Acquired Fund on or prior to the Effective Time.

(h) Except as otherwise disclosed to and accepted by MainStay Funds, on behalf of the Acquiring Fund, in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. World Funds, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 2008 have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(j) Since December 31, 2008, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund's liabilities, or the redemption of the Acquired Fund's shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k) At the Effective Time, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof to the best of the knowledge of the Acquired Fund, and no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) For each taxable year of its operation (including the taxable year ending at the Effective Time), the Acquired Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code.

(m) All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund's shares.

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Directors of World Funds, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of World Funds on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

(o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority ("FINRA")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

(p) The Proxy Statement (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund, will, through the date of the meeting of the Acquired Fund Shareholders contemplated therein and at the Effective Time (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph
(p) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

4.2. Representations and Warranties of MainStay Funds. Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of MainStay Funds, MainStay Funds, on behalf of the Acquiring Fund, represents and warrants to World Funds, on behalf of the Acquired Fund, as follows:

(a) The Acquiring Fund is a duly established series of MainStay Funds Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b) At the Effective Time, MainStay Funds will be registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by MainStay Funds on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

(d) The preliminary prospectus and statement of additional information of the Acquiring Fund filed with the Commission on July 30, 2009 as part of the MainStay Funds' registration statement on Form N-1A, which will become effective prior to the Closing Date, conforms and, as of its effective date, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and does not and, as of its effective date, will not include any untrue statement of material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) At the Effective Time, MainStay Funds, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances.

(f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of Delaware law or a material violation of MainStay Funds' Declaration of Trust and By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which MainStay Funds, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which MainStay Funds, on behalf of the Acquiring Fund, is a party or by which it is bound.

(g) Except as otherwise disclosed to and accepted by World Funds, on behalf of the Acquired Fund, in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund's knowledge, threatened against MainStay Funds, on behalf of the Acquiring Fund, or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of its business. MainStay Funds, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated.

(h) The Acquiring Fund was formed for the purpose of effecting the Reorganization and, prior to the Closing, will have not commenced operations or carried on any business activity, will have had no assets or liabilities and will have no issued or outstanding shares other than as described in paragraph 6.1(b) of this Agreement.

(i) At the Effective Time, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof to the best of the knowledge of the Acquiring Fund, and no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j) The Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment of such Surviving Fund as a regulated investment company in the future and, from the date of this Agreement until the Closing Date, shall not take any action inconsistent with such efforts to qualify and be treated as a regulated investment company under the Code in the future.

(k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of MainStay Funds, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

(l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by MainStay Funds, and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund's shares.

(m) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto.

(n) The Proxy Statement, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, through the date of the meeting of shareholders of the Acquired Fund contemplated therein and at the Effective Time (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (n) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

4.3. Representation and Warranty of New York Life Investments. New York Life Investments represents and warrants to World Funds, on behalf of the Acquired Fund, and MainStay Funds, on behalf of the Acquiring Fund, that the execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of New York Life Investments, and this Agreement will constitute a valid and binding obligation of New York Life Investments, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

4.4. Representation and Warranty of Epoch. Epoch represents and warrants to World Funds, on behalf of the Acquired Fund, and MainStay Funds, on behalf of the Acquiring Fund, that the execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of Epoch, and this Agreement will constitute a valid and binding obligation of Epoch, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

                                   ARTICLE V

                            COVENANTS AND AGREEMENTS

5.1. Conduct of Business. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course consistent with past practice between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2. Meeting of Shareholders. World Funds will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3. No Distribution of Acquiring Fund Shares. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4. Information. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5. Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6. Proxy Statement. The Acquired Fund will provide the Acquiring Fund with information regarding the Acquired Fund, and the Acquiring Fund will provide the Acquired Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of a proxy statement on Schedule 14A (the "PROXY STATEMENT"), in compliance with the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

5.7. Liquidating Distribution. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8. Best Efforts. The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9. Other Instruments. World Funds, on behalf of the Acquired Fund, and MainStay Funds, on behalf of the Acquiring Fund, each covenants that it will, from time to time, as and when reasonably requested by the other party, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm
(a) World Funds', on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) MainStay Funds', on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.10. Expense Limitation. From the Closing Date to the second anniversary of the Closing Date, New York Life Investments agrees to reimburse expenses of Class A and Class I shares of the Acquiring Fund so that the total ordinary operating expenses for Class A and Class I shares of the Acquiring Fund do not exceed the total annual operating expenses of the Class P shares and Institutional shares of the Acquired Fund (adjusted to reflect any expense limitation agreements then in effect), respectively, as of the Closing Date. New York Life Investments may recoup the amount of any expense reimbursements from the Acquiring Fund if such action does not cause the Acquiring Fund to exceed existing expense limitations and the recoupment is made within the year in which New York Life Investments incurred the expense. For purposes of this paragraph 5.10, The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Acquiring Fund invests.

5.11. Regulatory Approvals. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.

                                   ARTICLE VI

                              CONDITIONS PRECEDENT

6.1. Conditions Precedent to Obligations of Acquired Fund. The obligations of World Funds, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at World Funds' election, to the following conditions:

(a) All representations and warranties of MainStay Funds, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b) Prior to the Closing Date, (i) the Trustees of the MainStay Funds, on behalf of the Acquiring Fund, shall have authorized the issuance of and the Acquiring Fund shall have issued one share to New York Life Investments in consideration of the payment of $10.00, (ii) New York Life Investments shall have, among other things, approved as the sole initial shareholder (x) the Investment Advisory Agreement between MainStay Funds, on behalf of the Acquiring Fund, and New York Life Investments, (y) the Investment Sub-Advisory Agreement between New York Life Investments and Epoch and (z) the Acquiring Fund's adoption of a "manager of managers" structure, pursuant to which the Acquiring Fund's investment adviser is authorized to enter into and amend contracts with investment sub-advisers without the prior approval of the Acquiring Fund's shareholders, in the manner contemplated by the order of the Securities and Exchange Commission ("SEC") granting the Acquiring Fund and its investment adviser exemptive relief from Section 15(a) of the 1940 Act and Rule 18f-2 thereunder (SEC Rel. 40-27656), and (iii) immediately prior to or contemporaneously with the consummation of the transactions described in this Agreement, the share of Acquiring Fund acquired by New York Life Investments has been or is redeemed for $10.00. Notwithstanding the foregoing, the Acquiring Fund may issue shares to New York Life Investments or another entity for cash contributions made in connection with any required initial capital requirements imposed by Section 14(a) of the 1940 Act.

(c) MainStay Funds, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to World Funds, and dated as of the Effective Time, to the effect that the representations and warranties of MainStay Funds, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as World Funds shall reasonably request.

(d) MainStay Funds, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by MainStay Funds, on behalf of the Acquiring Fund, on or before the Effective Time.

(e) The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(f) The World Funds shall have received on the Closing Date the opinion of Dechert LLP, counsel to the MainStay Funds, dated as of the Closing Date, covering the following points:

(1) The MainStay Funds is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of the Acquiring Fund's properties and assets and to carry on its business, including that of the Acquiring Fund, as a registered investment company;

(2) The Agreement has been duly authorized by MainStay Funds, on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by World Funds, is a valid and binding obligation of MainStay Funds on behalf of the Acquiring Fund enforceable against the MainStay Funds in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles;

(3) The Acquiring Fund shares to be issued to the Acquired Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and will be fully paid and non-assessable by MainStay Funds and no shareholder of an Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

(4) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of MainStay Funds' Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel) to which MainStay Funds is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the MainStay Funds is a party or by which it is bound;

(5) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by MainStay Funds in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(6) MainStay Funds is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of the Acquiring Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(7) To the knowledge of such counsel, and except as otherwise disclosed to the World Funds pursuant to paragraph 4.2(g) of this Agreement, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to MainStay Funds or the Acquiring Fund and neither MainStay Funds nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.2. Conditions Precedent to Obligations of Acquiring Fund. The obligations of MainStay Funds, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at MainStay Funds' election, to the following conditions:

(a) All representations and warranties of World Funds, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b) World Funds shall have delivered to the Acquiring Fund a statement of the Acquired Fund's Assets and Liabilities, as of the Effective Time, that is prepared in accordance with GAAP and certified by the Treasurer of World Funds.

(c) World Funds, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Effective Time, to the effect that the representations and warranties of World Funds, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as MainStay Funds shall reasonably request.

(d) World Funds, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by World Funds, on behalf of the Acquired Fund, on or before the Effective Time.

(e) The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(f) The MainStay Funds shall have received on the Closing Date the opinion of Morgan, Lewis & Bockius LLP, counsel to the World Funds, covering the following points:

(1) The World Funds is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of Acquired Fund's properties and assets, and to carry on its business, including that of the Acquired Fund, as a registered investment company;

(2) The Agreement has been duly authorized by the World Funds, on behalf of the Acquired Fund, and, assuming due authorization, execution and delivery of the Agreement by the MainStay Funds, is a valid and binding obligation of the World Funds, on behalf of the Acquired Fund, enforceable against the World Funds in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles;

(3) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the World Funds' Articles of Incorporation or By-Laws or any provision of any agreement (known to such counsel) to which the World Funds is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the World Funds is a party or by which it is bound;

(4) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required to be obtained by the World Funds in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(5) The World Funds is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of the Acquired Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(6) To the knowledge of such counsel, and except as otherwise disclosed to the MainStay Funds pursuant to paragraph 4.1(h) of this Agreement, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the World Funds or the Acquired Fund and neither the World Funds nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.3. Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, World Funds, on behalf of the Acquired Fund, or MainStay Funds, on behalf of the Acquiring Fund, shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a) The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of World Funds' Articles of Incorporation and By-Laws, applicable Maryland law and the 1940 Act and the regulations thereunder, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, World Funds and MainStay Funds, on behalf of either the Acquired Fund or the Acquiring Fund, respectively, may not waive the conditions set forth in this paragraph 6.3(a).

(b) At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of World Funds or MainStay Funds, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(c) All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by World Funds and MainStay Funds to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

(d) World Funds and MainStay Funds shall have received an opinion of Morgan, Lewis & Bockius LLP, in a form acceptable to Dechert, as to federal income tax matters substantially to the effect that, based on the facts, representations, assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(1) The Reorganization should constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a party to a reorganization within the meaning of Section 368(b) of the Code.

(2) No gain or loss should be recognized by the Acquired Fund upon the transfer of all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities or upon the distribution of the Acquiring Fund Shares to the Acquired Fund's shareholders in exchange for their shares of the Acquired Fund.

(3) No gain or loss should be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund.

(4) The adjusted tax basis of the assets of the Acquired Fund received by the Acquiring Fund should be the same as the adjusted tax basis of such assets to the Acquired Fund immediately prior to the Reorganization.

(5) The holding period of the assets of the Acquired Fund received by the Acquiring Fund should include the holding period of those assets in the hands of the Acquired Fund immediately prior to the Reorganization.

(6) No gain or loss should be recognized by the shareholders of the Acquired Fund upon the exchange of their Acquired Fund Shares for the Acquiring Fund Shares (including fractional shares to which they may be entitled) and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund.

(7) The aggregate adjusted tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund (including fractional shares to which they may be entitled) pursuant to the Reorganization should be the same as the aggregate adjusted tax basis of the Acquired Fund Shares held by the Acquired Fund's shareholders immediately prior to the Reorganization.

(8) The holding period of the Acquiring Fund Shares received by the shareholders of the Acquired Fund (including fractional shares to which they may be entitled) should include the holding period of the Acquired Fund Shares surrendered in exchange therefore, provided that the Acquired Fund Shares were held as a capital asset on the Closing Date.

No opinion will be expressed as to the effect of the Reorganization on (i) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any Acquired Fund or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

Such opinion shall be based on customary assumptions, limitations and such representations as Morgan, Lewis & Bockius LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(d).

(e) Brown Brothers shall have delivered such certificates or other documents as set forth in paragraph 3.2.

(f) The Transfer Agent shall have delivered to MainStay Funds a certificate of its authorized officer as set forth in paragraph 3.3.

(g) The Acquiring Fund shall have issued and delivered to the Secretary of the Acquired Fund the confirmation as set forth in paragraph 3.3.

(h) Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

                                  ARTICLE VII

                                 INDEMNIFICATION

7.1. Indemnification by MainStay Funds. MainStay Funds, solely out of the Acquiring Fund's assets and property, agrees to indemnify and hold harmless World Funds, the Acquired Fund, and their directors, officers, employees and agents (the "WORLD INDEMNIFIED PARTIES") from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the World Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquired Fund, or its respective directors, officers or agents.

7.2. Indemnification by World Funds. World Funds, solely out of the Acquired Fund's assets and property, agrees to indemnify and hold harmless MainStay Funds, the Acquiring Fund, and their trustees, officers, employees and agents (the "MAINSTAY INDEMNIFIED PARTIES") from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the MainStay Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquiring Fund, or its respective trustees, officers or agents.

7.3. Liability of World Funds. MainStay Funds understands and agrees that the obligations of World Funds on behalf of the Acquired Fund under this Agreement shall not be binding upon any Director, shareholder, nominee, officer, agent or employee of World Funds on behalf of World Funds personally, but bind only World Funds on behalf of the Acquired Fund and the Acquired Fund's property. Moreover, no series of World Funds other than the Acquired Fund shall be responsible for the obligations of World Funds hereunder, and all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. MainStay Funds represents that it has notice of the provisions of the Articles of Incorporation of the World Funds disclaiming such shareholder and trustee liability for acts or obligations of the Acquired Fund.

7.4. Liability of MainStay Funds. World Funds understands and agrees that the obligations of MainStay Funds on behalf of the Acquiring Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of MainStay Funds on behalf of MainStay Funds personally, but bind only MainStay Funds on behalf of the Acquiring Fund and the Acquiring Fund's property. Moreover, no series of MainStay Funds other than the Acquiring Fund shall be responsible for the obligations of MainStay Funds hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. World Funds represents that it has notice of the provisions of the Declaration of Trust of MainStay Funds disclaiming such shareholder and trustee liability for acts or obligations of the Acquiring Fund.

                                  ARTICLE VIII

                           BROKERAGE FEES AND EXPENSES

8.1. No Broker or Finder Fees. The Acquiring Fund and the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

8.2. Expenses of Reorganization. The expenses relating to the proposed Reorganization, whether or not consummated, will be borne by New York Life Investments and Epoch Investment Partners, Inc. The costs of the Reorganization shall include, but not be limited to: costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing the registration statement of the Acquiring Funds, preparing, printing and distributing the Proxy Statement and prospectus supplements relating to the Reorganization, and winding down the operations and terminating the existence of the Acquired Funds; legal fees, including those incurred in connection with the preparation of legal opinions, and accounting fees with respect to the Reorganization and the Proxy Statement; expenses of soliciting proxies from Acquired Fund Shareholders and holding shareholder meetings; and all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

                                   ARTICLE IX

                           AMENDMENTS AND TERMINATION

9.1. Amendments. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of World Funds or MainStay Funds, on behalf of either the Acquired Fund or the Acquiring Fund, respectively; provided, however, that following the approval of this Agreement by the shareholders of the Acquired Fund pursuant to paragraph 6.3(a) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

9.2. Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Directors of World Funds or the Board of Trustees of MainStay Funds, on behalf of the Acquired Fund or the Acquiring Fund, respectively, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of Directors or Board of Trustees, as the case may be, make proceeding with the Agreement inadvisable.

                                   ARTICLE X

                                     NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

              If to World Funds:

              The World Funds, Inc.
              8730 Stony Point Parkway - Suite 205
              Richmond, Virginia 23235
              Attention: John Pasco, III
              Telephone No.: (804) 267-7400
              Facsimile No.: (804) 267-9300
              Email: jpasco@ccofva.com
                     -----------------

              With copies (which shall not constitute notice) to:

              Morgan, Lewis & Bockius LLP
              1111 Pennsylvania Avenue, N.W.
              Attention: Thomas S. Harman, Esq.
              Telephone No.: (202) 739-5662
              Facsimile No.: (202) 739-3001
              Email: tharman@morganlewis.com
                     -----------------------

              If to MainStay Funds:

              The MainStay Funds
              51 Madison Avenue
              New York, New York 10010
              Attention: Marguerite E. H.
              Morrison, Esq.
              Telephone No.: (973) 394-4437
              Facsimile No.: (973) 394-4637
              Email: marguerite_morrison@nylim.com

              With a copy (which shall not constitute notice) to:

              Dechert LLP
              1775 I Street, N.W.
              Washington, D.C. 20006
              Attn: Sander M. Bieber, Esq.
              Telephone No.: (202) 261-3308
              Facsimile No.: (202) 261-3333
              Email: sander.bieber@dechert.com

              If to New York Life Investments:

              New York Life Investment Management
              LLC
              169 Lackawanna Avenue
              Parsippany, New Jersey 07054
              Attention: Marguerite E. H.
              Morrison, Esq.
              Telephone No.: (973) 394-4437
              Facsimile No.: (973) 394-4637
              Email: marguerite_morrison@nylim.com

                                   ARTICLE XI

                                  MISCELLANEOUS

11.1. Entire Agreement. MainStay Funds and World Funds agree that they have not made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2. Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Acquired Fund and Acquiring Fund contained in paragraphs 7.1 and 7.2, shall survive the Closing.

11.3. Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws.

11.5. Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the ___ day of _________, 2009.



MAINSTAY FUNDS TRUST                THE WORLD FUNDS, INC.
ON BEHALF OF THE ACQUIRING FUND     ON BEHALF OF THE ACQUIRED FUND
By:                                 By:
------------------------------------------------------------------------
Name:                               Name:
---------------------------------   ---------------------------------
Title:                              Title:
----------------------------------  ----------------------------------

Solely for purposes of paragraphs   Solely for purposes of
4.3, 5.10, 6.1 and 8.2:             paragraphs 4.4 and 8.2:
NEW YORK LIFE INVESTMENT
MANAGEMENT LLC
                                    EPOCH INVESTMENT PARTNERS, INC.

By:                                 By:
------------------------------------------------------------------------
Name:                               Name:
---------------------------------   ---------------------------------
Title:                              Title:
----------------------------------  ----------------------------------

                                    EXHIBIT B

           EXPENSE SUMMARIES OF THE EPOCH FUNDS AND ACQUIRING FUNDS


The following tables describe the fees and expenses associated with holding Epoch Fund and Acquiring Fund shares. In particular, the tables compare the fee and expense information for the Institutional Shares and Platform Shares of each Epoch Fund as of the most recently completed fiscal year ended December 31, 2008 and the pro forma fees and expenses of Class I and Class A shares of each Acquiring Fund following the respective Reorganization. Pro forma expense ratios shown should not be considered an actual representation of future expenses or performance. Such pro forma expense ratios project anticipated asset and expense levels, but actual ratios may be greater or less than those shown.


--------------------------------------------------------------------

                    Epoch Global Equity      MainStay Epoch Global
                  Shareholder Yield Fund     Equity Yield Fund Pro
                                                     Forma
--------------------------------------------------------------------
--------------------------------------------------------------------

                Institutional    Class P      Class I     Class A
                    Shares        Shares      Shares      Shares
--------------------------------------------------------------------
--------------------------------------------------------------------
Shareholder Fees+
--------------------------------------------------------------------
--------------------------------------------------------------------
Maximum Sales        None          None        None       5.50%*
Charges (Load)
on Purchases
--------------------------------------------------------------------
--------------------------------------------------------------------
Maximum
Deferred Sales       None          None        None       None**
Charges (Load)
--------------------------------------------------------------------
--------------------------------------------------------------------
Redemption Fee       None          None      2.00%***    2.00%***
--------------------------------------------------------------------
--------------------------------------------------------------------
Total Annual Fund Operating Expenses
--------------------------------------------------------------------
--------------------------------------------------------------------
Management          0.70%         0.70%        0.70%       0.70%
Fee(1)
--------------------------------------------------------------------
--------------------------------------------------------------------
Distribution         None         0.25%        None        0.25%
(12b-1) Fee(2)
--------------------------------------------------------------------
--------------------------------------------------------------------
Other Expenses      0.23%         0.23%        0.11%       0.11%
                    -----         -----        -----       -----
--------------------------------------------------------------------
--------------------------------------------------------------------
Total Annual
Fund Operating      0.93%         1.18%        0.81%       1.06%
Expenses
--------------------------------------------------------------------
--------------------------------------------------------------------
Waivers(3)          0.00%         0.00%        0.00%       0.00%
                    -----         -----        -----       -----
--------------------------------------------------------------------
--------------------------------------------------------------------
Net Expenses        0.93%         1.18%        0.81%       1.06%
--------------------------------------------------------------------

+ In addition to the fees described in the table, each MainStay Epoch Global Equity Yield Fund shareholder with an account balance of less than $1,000 may be subject to a small account fee. This fee will not apply to shareholder accounts created in connection with the Reorganization.
* Initial sales charges may be reduced for larger purchases. Existing Epoch Funds Class P shareholders that receive MainStay Epoch Funds Class A Shares will not be subject to the sales loads on purchases of Class A Shares after the Reorganization.
** Generally, Class A Shares are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A Shares that were purchased at net asset value. Existing Epoch Funds Class P shareholders that receive MainStay Epoch Funds Class A Shares will not be subject to the contingent deferred sales charge imposed on certain redemptions of Class A Shares after the Reorganization.
                                      B-1

*** A 2.00% redemption fee will be applied on redemptions of shares that have been held for less than 60 days.
(1) The management fee is an annual percentage of the Fund's average daily net assets.
(2) Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
(3) Epoch has contractually agreed to cap total annual operating expenses for the Epoch Global Equity Shareholder Yield Fund's Institutional and Platform Shares at 1.10% and 1.50%, respectively, until November 30, 2009. Effective upon the closing date of the Reorganization, New York Life Investments has entered into a written expense limitation agreement, under which it has agreed to reimburse expenses of Class A and Class I shares of the MainStay Epoch Global Equity Yield Fund so that the total ordinary operating expenses for Class A and Class I shares of the Fund do not exceed the total annual operating expenses of the Platform Shares and Institutional Shares of the Epoch Global Equity Shareholder Yield Fund (adjusted to reflect any expense limitation agreements then in effect), respectively, as of the closing date of the Reorganization. This expense limitation agreement will be in effect for a two-year period commencing on the closing date of the Reorganization, unless extended by New York Life Investments and approved by the MainStay Epoch Global Equity Yield Fund's Board of Trustees. New York Life Investments may recoup the amount of any expense reimbursements from the MainStay Epoch Global Equity Yield Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the year in which New York Life Investments incurred the expense.

      The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

You would pay the following expenses on a $10,000 investment assuming that each fund has a 5% annual return and that fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

--------------------------------------------------------------------
                                   1 Year  3 Years 5 Years  10 Years
--------------------------------------------------------------------
--------------------------------------------------------------------
Epoch  Global  Equity  Shareholder
Yield Fund
--------------------------------------------------------------------
--------------------------------------------------------------------
      Institutional Shares           $95    $296     $515   $1,143
--------------------------------------------------------------------
--------------------------------------------------------------------
      Class P Shares                $120    $375     $649   $1,432
--------------------------------------------------------------------
--------------------------------------------------------------------
MainStay   Epoch   Global   Equity
Yield Fund
--------------------------------------------------------------------
--------------------------------------------------------------------
      Class I Shares                 $83    $259     $450   $1,002
--------------------------------------------------------------------
--------------------------------------------------------------------
      Class A Shares                $652    $869    $1,103  $1,773
--------------------------------------------------------------------

--------------------------------------------------------------------

                 Epoch International Small      MainStay Epoch
                         Cap Fund             International Small
                                              Cap Fund Pro Forma
--------------------------------------------------------------------
--------------------------------------------------------------------

                Institutional    Class P      Class I     Class A
                    Shares        Shares      Shares      Shares
--------------------------------------------------------------------
--------------------------------------------------------------------
Shareholder Fees+
--------------------------------------------------------------------
--------------------------------------------------------------------
Maximum Sales        None          None        None       5.50%*
Charges (Load)
on Purchases
--------------------------------------------------------------------
--------------------------------------------------------------------
Maximum
Deferred Sales       None          None        None       None**
Charges (Load)
--------------------------------------------------------------------
--------------------------------------------------------------------
Redemption Fee     2.00%***      2.00%***    2.00%***    2.00%***
--------------------------------------------------------------------
--------------------------------------------------------------------
Total Annual Fund Operating Expenses
--------------------------------------------------------------------
--------------------------------------------------------------------
Management          1.10%         1.10%        1.10%       1.10%
Fee(1)
--------------------------------------------------------------------
--------------------------------------------------------------------
Distribution         None         0.25%        None        0.25%
(12b-1) Fee(2)
--------------------------------------------------------------------
--------------------------------------------------------------------
Other Expenses      0.39%         0.39%        0.20%       0.20%
                    -----         -----        -----       -----
--------------------------------------------------------------------
--------------------------------------------------------------------
Total Annual
Fund Operating      1.49%         1.74%        1.30%       1.55%
Expenses
--------------------------------------------------------------------
--------------------------------------------------------------------
Waivers(3)          0.00%         0.00%        0.00%       0.00%
                    -----         -----        -----       -----
--------------------------------------------------------------------
--------------------------------------------------------------------
Net Expenses        1.49%         1.74%        1.30%       1.55%
--------------------------------------------------------------------

+ In addition to the fees described in the table, each MainStay Epoch International Small Cap Fund shareholder with an account balance of less than $1,000 may be subject to a small account fee. This fee will not apply to shareholder accounts created in connection with the Reorganization.
* Initial sales charges may be reduced for larger purchases. Existing Epoch Funds Class P shareholders that receive MainStay Epoch Funds Class A Shares will not be subject to the sales loads on purchases of Class A Shares after the Reorganization.
** Generally, Class A Shares are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A Shares that were purchased at net asset value. Existing Epoch Funds Class P shareholders that receive MainStay Epoch Funds Class A Shares will not be subject to the contingent deferred sales charge imposed on certain redemptions of Class A Shares after the Reorganization.
*** The Epoch International Small Cap Fund imposes a 2.00% redemption on redemptions of shares that have been held for less than six months. A 2.00% redemption fee will be applied on redemptions of shares of the MainStay Epoch International Small Cap Fund that have been held for less than 60 days.
(1) The management fee is an annual percentage of the Fund's average daily net assets.
(2) Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
(3) Epoch has contractually agreed to cap total annual operating expenses for the Epoch International Small Cap Fund's Institutional and Platform Shares at 1.75 and 1.89%, respectively, until November 30, 2009. Effective upon the closing date of the Reorganization, New York Life Investments has entered into a written expense limitation agreement, under which it has agreed to reimburse expenses of Class A and Class I shares of the MainStay Epoch International Small Cap Fund so that the total ordinary operating expenses for Class A and Class I shares of the Fund do not exceed the total annual operating expenses of the Platform Shares and Institutional Shares of the Epoch International Small Cap Fund (adjusted to reflect any expense limitation agreements then in effect), respectively, as of the closing date of the Reorganization. This expense limitation agreement will be in effect for a two-year period commencing on the closing date of the Reorganization, unless extended by New York Life Investments and approved by the MainStay Epoch International Small Cap Fund's Board of Trustees. New York Life Investments may recoup the amount of any expense reimbursements from the MainStay Epoch International Small Cap Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the year in which New York Life Investments incurred the expense.

      The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

You would pay the following expenses on a $10,000 investment assuming that each fund has a 5% annual return and that fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

--------------------------------------------------------------------
                                   1 Year  3 Years 5 Years  10 Years
--------------------------------------------------------------------
--------------------------------------------------------------------
Epoch International Small Cap Fund
--------------------------------------------------------------------
--------------------------------------------------------------------
      Institutional Shares          $152    $471     $813   $1,779
--------------------------------------------------------------------
--------------------------------------------------------------------
      Class P Shares                $177    $548     $944   $2,052
--------------------------------------------------------------------
--------------------------------------------------------------------
MainStay Epoch International
Small Cap Fund
--------------------------------------------------------------------
--------------------------------------------------------------------
      Class I Shares                $132    $412     $713   $1,568
--------------------------------------------------------------------
--------------------------------------------------------------------
      Class A Shares                $699   $1,013   $1,348  $2,294
--------------------------------------------------------------------

--------------------------------------------------------------------

                 Epoch U.S. All Cap Equity   MainStay Epoch Global
                           Fund              Choice Fund Pro Forma
--------------------------------------------------------------------
--------------------------------------------------------------------

                Institutional    Class P      Class I     Class A
                    Shares        Shares      Shares      Shares
--------------------------------------------------------------------
--------------------------------------------------------------------
Shareholder Fees+
--------------------------------------------------------------------
--------------------------------------------------------------------
Maximum Sales        None          None        None       5.50%*
Charges (Load)
on Purchases
--------------------------------------------------------------------
--------------------------------------------------------------------
Maximum
Deferred Sales       None          None        None       None**
Charges (Load)
--------------------------------------------------------------------
--------------------------------------------------------------------
Redemption Fee       None          None      2.00%***    2.00%***
--------------------------------------------------------------------
--------------------------------------------------------------------
Total Annual Fund Operating Expenses
--------------------------------------------------------------------
--------------------------------------------------------------------
Management          1.00%         1.00%        1.00%       1.00%
Fee(1)
--------------------------------------------------------------------
--------------------------------------------------------------------
Distribution         None         0.25%        None        0.25%
(12b-1) Fee(2)
--------------------------------------------------------------------
--------------------------------------------------------------------
Other Expenses      0.50%         0.50%        0.31%       0.31%
                    -----         -----        -----       -----
--------------------------------------------------------------------
--------------------------------------------------------------------
Total Annual
Fund Operating      1.50%         1.75%        1.31%       1.56%
Expenses
--------------------------------------------------------------------
--------------------------------------------------------------------
Waivers(3)         (0.21%)       (0.21%)       0.00%       0.00%
                   -------       -------       -----       -----
--------------------------------------------------------------------
--------------------------------------------------------------------
Net Expenses        1.29%         1.54%        1.31%       1.56%
--------------------------------------------------------------------

+ In addition to the fees described in the table, each MainStay Epoch Global Choice Fund shareholder with an account balance of less than $1,000 may be subject to a small account fee. This fee will not apply to shareholder accounts created in connection with the Reorganization.
* Initial sales charges may be reduced for larger purchases. Existing Epoch Funds Class P shareholders that receive MainStay Epoch Funds Class A Shares will not be subject to the sales loads on purchases of Class A Shares after the Reorganization.
** Generally, Class A Shares are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A Shares that were purchased at net asset value. Existing Epoch Funds Class P shareholders that receive MainStay Epoch Funds Class A Shares will not be subject to the contingent deferred sales charge imposed on certain redemptions of Class A Shares after the Reorganization.
*** A 2.00% redemption fee will be applied on redemptions of shares that have been held for less than 60 days.
(1) The management fee is an annual percentage of the Fund's average daily net assets.
(2) Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
(3) Epoch has contractually agreed to cap total annual operating expenses for the Epoch U.S. All Cap Equity Fund's Institutional and Platform Shares at 1.29% and 1.54%, respectively, until November 30, 2009. Effective upon the closing date of the Reorganization, New York Life Investments has entered into a written expense limitation agreement, under which it has agreed to reimburse expenses of Class A and Class I shares of the MainStay Epoch Global Choice Fund so that the total ordinary operating expenses for Class A and Class I shares of the Fund do not exceed the total annual operating expenses of the Platform Shares and Institutional Shares of the Epoch U.S. All Cap Equity Fund (adjusted to reflect any expense limitation agreements then in effect), respectively, as of the closing date of the Reorganization. This expense limitation agreement will be in effect for a two-year period commencing on the closing date of the Reorganization, unless extended by New York Life Investments and approved by the MainStay Epoch Global Choice Fund's Board of Trustees. New York Life Investments may recoup the amount of any expense reimbursements from the MainStay Epoch Global Choice Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the year in which New York Life Investments incurred the expense.

      The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

You would pay the following expenses on a $10,000 investment assuming that each fund has a 5% annual return and that fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

--------------------------------------------------------------------
                                   1 Year  3 Years 5 Years  10 Years
--------------------------------------------------------------------
--------------------------------------------------------------------
Epoch U.S. All Cap Equity Fund
--------------------------------------------------------------------
--------------------------------------------------------------------
      Institutional Shares          $131    $454     $799   $1,773
--------------------------------------------------------------------
--------------------------------------------------------------------
      Class P Shares                $157    $531     $929   $2,045
--------------------------------------------------------------------
--------------------------------------------------------------------
MainStay Epoch Global Choice Fund
--------------------------------------------------------------------
--------------------------------------------------------------------
      Class I Shares                $133    $415     $718   $1,579
--------------------------------------------------------------------
--------------------------------------------------------------------
      Class A Shares                $700   $1,016   $1,353  $2,304
--------------------------------------------------------------------

--------------------------------------------------------------------

                   Epoch U.S. Large Cap       MainStay Epoch U.S.
                        Equity Fund          Equity Fund Pro Forma
--------------------------------------------------------------------
--------------------------------------------------------------------

                Institutional    Class P      Class I     Class A
                    Shares        Shares      Shares      Shares
--------------------------------------------------------------------
--------------------------------------------------------------------
Shareholder Fees+
--------------------------------------------------------------------
--------------------------------------------------------------------
Maximum Sales        None          None        None       5.50%*
Charges (Load)
on Purchases
--------------------------------------------------------------------
--------------------------------------------------------------------
Maximum
Deferred Sales       None          None        None       None**
Charges (Load)
--------------------------------------------------------------------
--------------------------------------------------------------------
Redemption Fee       None          None        None        None
--------------------------------------------------------------------
--------------------------------------------------------------------
Total Annual Fund Operating Expenses
--------------------------------------------------------------------
--------------------------------------------------------------------
Management          0.80%         0.80%        0.80%       0.80%
Fee(1)
--------------------------------------------------------------------
--------------------------------------------------------------------
Distribution         None         0.25%        None        0.25%
(12b-1) Fee(2)
--------------------------------------------------------------------
--------------------------------------------------------------------
Other Expenses      0.36%         0.36%        0.34%       0.34%
                    -----         -----        -----       -----
--------------------------------------------------------------------
--------------------------------------------------------------------
Total Annual
Fund Operating      1.16%         1.41%        1.14%       1.39%
Expenses
--------------------------------------------------------------------
--------------------------------------------------------------------
Waivers(3)         (0.07%)       (0.07%)       0.00%       0.00%
                   -------       -------       -----       -----
--------------------------------------------------------------------
--------------------------------------------------------------------
Net Expenses        1.09%         1.34%        1.14%       1.39%
--------------------------------------------------------------------

+ In addition to the fees described in the table, each MainStay Epoch U.S. Equity Fund shareholder with an account balance of less than $1,000 may be subject to a small account fee. This fee will not apply to shareholder accounts created in connection with the Reorganization.
* Initial sales charges may be reduced for larger purchases. Existing Epoch Funds Class P shareholders that receive MainStay Epoch Funds Class A Shares will not be subject to the sales loads on purchases of Class A Shares after the Reorganization.
** Generally, Class A Shares are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A Shares that were purchased at net asset value. Existing Epoch Funds Class P shareholders that receive MainStay Epoch Funds Class A Shares will not be subject to the contingent deferred sales charge imposed on certain redemptions of Class A Shares after the Reorganization.
(1) The management fee is an annual percentage of the Fund's average daily net assets.
(2) Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
(3) Epoch has contractually agreed to cap total annual operating expenses for the Epoch U.S. Large Cap Equity Fund's Institutional and Platform Shares at 1.09% and 1.34%, respectively, until October 9, 2011. Effective upon the closing date of the Reorganization, New York Life Investments has entered into a written expense limitation agreement, under which it has agreed to reimburse expenses of Class A and Class I shares of the MainStay Epoch U.S. Equity Fund so that the total ordinary operating expenses for Class A and Class I shares of the Fund do not exceed the total annual operating expenses of the Platform Shares and Institutional Shares of the Epoch U.S. Large Cap Equity Fund (adjusted to reflect any expense limitation agreements then in effect), respectively, as of the closing date of the Reorganization. This expense limitation agreement will be in effect for a two-year period commencing on the closing date of the Reorganization, unless extended by New York Life Investments and approved by the MainStay Epoch U.S. Equity Fund's Board of Trustees. New York Life Investments may recoup the amount of any expense reimbursements from the MainStay Epoch U.S. Equity Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the year in which New York Life Investments incurred the expense.

      The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

You would pay the following expenses on a $10,000 investment assuming that each fund has a 5% annual return and that fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

        -------------------------------------------------------------
                                       1 Year 3 Years 5 Years  10 Years
        -------------------------------------------------------------
        -------------------------------------------------------------
        Epoch  U.S.  Large Cap  Equity
        Fund
        -------------------------------------------------------------
        -------------------------------------------------------------
              Institutional Shares      $111   $354    $624  $1,396
        -------------------------------------------------------------
        -------------------------------------------------------------
              Class P Shares            $136   $432    $757  $1,678
        -------------------------------------------------------------
        -------------------------------------------------------------
        MainStay Epoch U.S. Equity
        Fund
        -------------------------------------------------------------
        -------------------------------------------------------------
              Class I Shares            $116   $362    $628  $1,386
        -------------------------------------------------------------
        -------------------------------------------------------------
              Class A Shares            $684   $959   $1,269 $2,127
        -------------------------------------------------------------

                                    EXHIBIT C

                    COMPARISON OF MARYLAND CORPORATIONS AND
                            DELAWARE STATUTORY TRUSTS

The Company, of which each Epoch Fund is a series, is organized as a Maryland corporation and operates pursuant to Articles of Incorporation. The Company is governed by its Articles of Incorporation, its By-Laws, and applicable federal and state laws. The Trust, of which each Acquiring Fund is a series, is organized as a Delaware statutory trust, governed by its Agreement and Declaration of Trust, its By-Laws, and applicable federal and state laws. While there are differences between the two forms of organization, the differences relate to the corporate structure of the Funds and do not affect the Funds' investment operations. To the extent that the two states differ in their treatment of shareholder and board liability, these differences are generally addressed in a Fund's organizational documents and/or its agreements. The following table summarizes the key differences between these two organizational systems.

-----------------------------------------------------------------
        Issue               Maryland             Delaware Statutory
                            Corporation          Trust
-----------------------------------------------------------------
-----------------------------------------------------------------
Shareholder liability      Limited by statute.  Under Delaware law, shareholders
                                                generally are not personally
                                                liable for the obligations of a
                                                Delaware statutory trust. A
                                                shareholder is entitled to
                                                the same limitation of liability
                                                extended to stockholders of
                                                private, for-profit
                                                corporations.
-----------------------------------------------------------------
-----------------------------------------------------------------
Director/Trustee       As permitted under the laws of either
liability              state, director/trustee liability is
                       limited by the governing document and/or
                       contractual provisions.
-----------------------------------------------------------------
-----------------------------------------------------------------
                       Neither state has a statutory
                       requirement to hold annual shareholder
                       meetings. Although annual shareholder
Annual shareholder     meetings could be required by the
meetings               governing document, neither the Company
                       nor the MainStay Funds Trust is required
                       to hold annual shareholder meetings.
-----------------------------------------------------------------
-----------------------------------------------------------------
Shareholder approval   Required for:       No statutory
of certain actions(1)  o  Mergers or       requirement, only if
                       consolidations;     required by the
                       o  Spin-offs;       declaration of trust
                       o  Changing         (including actions
                       domicile;           to amend the
                       o  Amending         declaration of
                       articles of         trust).
                       incorporation;
                       o  Dissolving the
                       corporation.
-----------------------------------------------------------------
-----------------------------------------------------------------
                       Articles of         Unlimited.
                       incorporation must
                       provide for a
                       definite number of
Number of authorized   shares to be
shares                 issued, which may
                       be amended by the
                       board without
                       shareholder
                       approval.
-----------------------------------------------------------------
-----------------------------------------------------------------
                                      C-1

                       Statute             Subject to
                       specifically        provisions in
                       recognizes          declaration of trust.
                       separation of
Treatment of multiple  classes. Board
classes/series         authorized by
                       statute to
                       classify or
                       reclassify
                       un-issued stock.
-----------------------------------------------------------------
-----------------------------------------------------------------
                       Corporate law is    Delaware has a
                       well-developed,     well-established
                       providing clear     body of legal
                       guidelines as to    precedent in the
Development of         the rights and      area of corporate
controlling law(2)     obligations of      law that may be
                       funds organized as  relevant in deciding
                       Maryland            issues pertaining to
                       corporations.       a Delaware statutory
                                           trust.
-----------------------------------------------------------------
(1) Please note that the 1940 Act requires shareholder approval of certain actions regardless of a fund's state of organization. For example, Rule 17a-8 under the 1940 Act generally requires shareholder approval of mergers between affiliated funds.
(2) Please note that the Funds must comply with the 1940 Act and other federal securities laws. As a result, many disputes that arise in the course of a Fund's operations are addressed under federal, rather than state, law.

                   Epoch Global Equity Shareholder Yield Fund
                       Epoch International Small Cap Fund
                         Epoch U.S. All Cap Equity Fund
                        Epoch U.S. Large Cap Equity Fund

                                each, a series of

                              THE WORLD FUNDS, INC.

                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235
                                 (800) 527-9525


            FORM OF PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 30, 2009

The undersigned, revoking previous proxies with respect to the shares in the name of undersigned, hereby appoints Lori Martin and Karen Shupe as proxies and each of them, each with full power of substitution, to vote all of the shares at the Special Meeting of Shareholders of the Epoch Global Equity Shareholder Yield Fund Epoch International Small Cap Fund Epoch U.S. All Cap Equity Fund and Epoch U.S. Large Cap Equity Fund (the "Epoch Funds"), each, a series of The World Funds, Inc. (the "Company"), to be held at the offices of the Company's administrator, Commonwealth Shareholder Services, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, at 10:00 a.m., Eastern time, on October 30, 2009, and any adjournments or postponements thereof (the "Meeting"). Shareholders of each Epoch Fund will vote on the proposal separately from the shareholders of the other Epoch Funds, and the approval of the proposal with respect to each Epoch Fund is not contingent upon the approval of the proposal for any other Epoch Fund. The undersigned hereby instructs said proxies to vote:

Proposal 1. To approve, with respect to each Epoch Fund, an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the Epoch Fund to a corresponding, newly formed series of the MainStay Funds Trust (the "Acquiring Fund"), in exchange for Class A and Class I shares of the Acquiring Fund; and
           (b) the distribution of the Class A and Class I shares of the Acquiring Fund pro rata by the Epoch Fund to its Platform Class and Institutional Class shareholders, respectively, in complete liquidation of the Epoch Fund.


           ____For             ____Against               ____Abstain

This proxy will, when properly executed, be voted as directed herein by the signing shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

Your signature(s) acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the proxy statement. Your signature(s) on this proxy should be exactly as your name(s) appear on this proxy. If the shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, directors or guardians should indicate the full title and capacity in which they are signing.

Dated: _____________________
                               --------------------------------
                               Signature of Shareholder

                               --------------------------------
                               Signature (joint owners)

                               --------------------------------
                               Printed Name of Shareholder(s)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND.



                               To vote by Internet

                               1) Read the Proxy Statement and have the proxy
                                  card above at hand.
                               2) Go to website www.[WEBSITE].com
                               3) Follow the instructions provided on the
                                  website.

                               To  vote  by  Telephone

                               1) Read the Proxy Statement and have the proxy
                                  card above at hand.
                               2) Call 1-866-796-1291
                               3) Follow the instructions.

                                 To vote by Mail

                               1) Read the Proxy Statement.
                               2) Check the appropriate boxes on the proxy
                                  card above.
                               3) Sign and date the proxy card.
                               4) Return the proxy card in the envelope
                                  provided.